[FRONT COVER]

[BACKGROUND GRAPHIC BOND]


[MFS LOGO][RegTM]
INVESTMENT MANAGEMENT



                                MFS[RegTM] Municipal
                                Series Trust

                                Annual Report o March 31, 2001

                                For the States of: Alabama, Arkansas,
                                California, Florida, Georgia, Maryland,
                                and Massachusetts



















  ----------------------------------------------------------------------------
       You can receive this report via e-mail. (See page 62 for details.)
  ----------------------------------------------------------------------------

Table of Contents

Letter from the Chairman .................................................     1

Management Review and Outlook ............................................     3

Performance Summary ......................................................     5

Portfolio of Investments .................................................    14

Financial Statements .....................................................    30

Notes to Financial Statements ............................................    53

Independent Auditors' Report .............................................    60

Trustees and Officers ....................................................    65

--------------------------------------------------------------------------------

  MFS[RegTM] Privacy Policy

  At MFS[RegTM], we are committed to protecting your privacy.

  On behalf of the MFS Family of Funds[RegTM], the MFS[RegTM] Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

  Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

  We may collect nonpublic personal information about you from the following sources:

     o information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o information we receive from a consumer reporting agency

  We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

  We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

  Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policy may apply to you and our privacy policy may not.

  If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

  (1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS[RegTM] Heritage Trust Company(SM), and MFS Funds Distributors, Inc.

--------------------------------------------------------------------------------



           ---------------------------------------------------------
            NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
           ---------------------------------------------------------

Letter from the Chairman

Dear Shareholders,

[PHOTO OF
JEFFREY L. SHAMES]



[PHOTO OF                     When we talk to you about the information you
JEFFREY L. SHAMES]            want from MFS[RegTM], you tell us you're
                              looking for answers to four basic questions:

                              1. How are my investments performing right now?

                              2. How is my money being managed, over both the
                                  short and the long term?

3. What's going on in the market, and how will that affect me?

4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

How are my investments performing?

The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

How is my money being managed?

One of the most exciting features of our site is MFS[RegTM] Interactive(SM). One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

What's going on in the market, and how will that affect me?

In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

How can I get more out of my relationship with my investment professional?

Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Management Review and Outlook


Dear Shareholders,

Over the past 12 months, the most important influence on bond performance was the slowdown in the economy, which drove interest rates down and bond prices up quite dramatically. Using gross domestic product as a yardstick, we saw growth in the economy slow from an annualized rate of about 5.0% in the first half of 2000 to an annualized rate of 1.1% in the fourth quarter of 2000. Retailers suffered their worst holiday season in five years, and overall negative sentiment was also driven by tumbling stock prices, as well as the drop in consumer confidence.

Although the slowdown seemed to catch many stock investors by surprise, it did not appear to surprise the bond market. Historically, it has been our experience that markets have tended to anticipate changes in the economy by several months; this is what we believe happened in the second half of the period, as we experienced a major rally in bond prices.

When the Federal Reserve Board (the Fed) began lowering interest rates a few days into the new year, it appeared to be playing catch-up to the market; most of the decline in bond yields over the period actually occurred prior to the Fed's first rate cut. Looking ahead, we expect that the Fed will continue to reduce rates. We're cautiously optimistic that the Fed's actions will drive bond rates down further. In any case, we do not expect another bond rally as dramatic as the one we experienced during this period, as we feel that further Fed action has already been factored into the market.

In managing the portfolios, we try to pick what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; typically, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates). Our research has for some time indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, a 20-year bond typically pays 98% of the yield of a similar 30-year bond but carries only 75%-80% of the duration risk of that 30-year bond. (Duration risk is the risk that the value of a bond will be adversely affected by a change in interest rates.)

We feel we're better off giving up a slight amount of yield in exchange for lower risk. For that reason, the portfolios have tended to be overweighted in bonds with maturities in the 15- to 20-year range. In a period such as this past one, when rates fall, 30-year bonds typically outperform 15- to 20-year bonds. But we believe that over the long term, our emphasis on the 15- to 20-year area of the yield curve will allow us the best opportunity to provide a high level of current income while seeking to preserve shareholders' capital.

In looking at what may lie ahead for the economy and for the bond market, our analysts have been researching the potential effects of an extended economic slowdown. The economic boom of the past decade has meant that most states and municipalities have strong balance sheets, with revenues exceeding expenditures. A long downturn could reverse that situation and adversely affect municipal bond issuers. One area of caution we've identified is issuers who are highly dependent on sales tax revenue, as retail sales growth has slowed in recent months. In contrast, housing prices and property tax assessments, while they bear continued scrutiny, appear to us to have remained stable -- so we are more positive on issues backed by property tax revenue.

As for our general outlook, we think the economic downturn may persist longer than prevailing wisdom allows. We are not convinced, as many seem to be, that lower interest rates and a possible tax cut will turn things around within six months. We do foresee the Fed continuing to cut interest rates, and we feel that move will be positive for bonds as a whole.

In this environment, we feel that lower-rated securities -- those rated "BBB" and below -- may represent an area of opportunity. The portfolios have for some time been underweighted in lower-rated issues because we felt spreads -- the differences in yield between the highest quality "AAA" issues and lower-quality issues -- were too narrow. In other words, we felt we were not being paid an adequate premium for taking on the additional risk of lower-rated bonds.

Over the period, however, spreads widened to their greatest levels in four years. Recessionary fears forced lower-rated bond issuers to pay investors higher yields. We think investors are once again being paid adequately to take on the higher risk of bonds rated "BBB" and lower, and one of our strategies going forward will be to increase our exposure in this area somewhat. Critical to this strategy will be the Original Research(SM) process used by our analysts to identify individual issuers that we believe will remain financially healthy, despite an economic downturn.

Looking at individual sectors, we think some of our best opportunities will be in health care and energy, two sectors that investors have recently avoided. Problems with some issuers in these sectors have depressed prices across the sectors; we think this offers great opportunities for our research to identify financially strong issuers whose securities we think are undervalued.

The energy area has been hurt by uncertainty over the new environment created by widespread deregulation. Our analysts, however, have identified a number of utilities that we feel are prospering in the new environment.

Health care may be the most attractive sector in municipal bonds -- in part because many investors seem to be afraid of it. Over the past 12 to 24 months, an excess of beds in many big-city markets, combined with lower Medicare reimbursements and price pressure from HMOs, has made investors wary of most hospital bonds. However, the federal government recently increased Medicare reimbursement rates, and we are seeing evidence that hospitals have begun to negotiate higher reimbursement rates from health care companies. In this environment, our analysts have identified a number of hospitals with lower-rated bonds in areas where competition is minimal; we feel their bonds could potentially outperform in what has been a very difficult sector.

Respectfully,

/s/ Michael L. Dawson               /s/ Geoffrey L. Schechter

Michael L. Dawson                   Geoffrey L. Schechter
Portfolio Manager                   Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

  Michael L. Dawson is Vice President and a portfolio manager of all state municipal bond funds at MFS Investment Management[RegTM] (MFS[RegTM]). He also manages other national municipal bond portfolios for MFS. He joined MFS in 1998 and was named Assistant Vice President and portfolio manager in 1999. Prior to joining MFS, Michael worked in institutional sales -- fixed income for Fidelity Capital Markets and Goldman Sachs. Prior to that, he was a research analyst in the municipal bond group at Franklin Templeton. He is a graduate of Santa Clara University and received an M.B.A. degree from Babson College in 1999.

  Geoffrey L. Schechter, CFA, CPA, is Vice President of MFS Investment Management[RegTM] (MFS[RegTM]) and a portfolio manager of our municipal bond funds. He also manages several other state municipal bond portfolios for MFS. He joined MFS as Investment Officer in 1993 after working as a municipal credit analyst with a major insurance company. He was named portfolio manager in 1993, Assistant Vice President in 1994, and Vice President in 1995. Geoff is a graduate of the University of Texas and has an M.B.A. degree from Boston University. He holds Chartered Financial Analyst
  (CFA) and Certified Public Accountant (CPA) designations.

  All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research[RegTM], a global, issuer-oriented, bottom-up process of selecting securities.

--------------------------------------------------------------------------------




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

Performance Summary

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

Objective: Each fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

  Commencement of investment operations:      Class inception:

  Alabama           February 1, 1990          Alabama              Class A   February 1, 1990

  Arkansas          February 3, 1992                               Class B   September 7, 1993

  California        June 18, 1985             Arkansas             Class A   February 3, 1992

  Florida           February 3, 1992                               Class B   September 7, 1993

  Georgia           June 6, 1988              California           Class A   June 18, 1985

  Maryland          October 31, 1984                               Class B   September 7, 1993

  Massachusetts     April 9, 1985                                  Class C   January 3, 1994

                                              Florida              Class A   February 3, 1992
  Net assets as of March 31, 2001:
                                                                   Class B   September 7, 1993
  Alabama           $ 94.1 million
                                              Georgia              Class A   June 6, 1988
  Arkansas          $123.7 million
                                                                   Class B   September 7, 1993
  California        $406.7 million
                                              Maryland             Class A   October 31, 1984
  Florida           $ 90.6 million
                                                                   Class B   September 7, 1993
  Georgia           $ 69.6 million
                                              Massachusetts        Class A   April 9, 1985
  Maryland          $154.2 million
                                                                   Class B   September 7, 1993
  Massachusetts     $246.3 million

--------------------------------------------------------------------------------

The following information illustrates the historical performance of each funds' original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. Each funds' results have been compared to the relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each funds' results have also been compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of investment-grade bonds. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds in the trust is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS[REGTM] ALABAMA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2001)

[START MOUNTAIN CHART]

            Lehman Brothers          MFS Alabama
               Municipal            Municipal Bond
              Bond Index#           Fund - Class A
3/91            $10,000                $ 9,525
3/93            $12,376                $11,894
3/95            $13,604                $13,034
3/97            $15,548                $14,776
3/99            $18,281                $17,027
3/01            $20,261                $18,746

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                  Class B
                                                     -------------------------------------   --------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years    1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------------------   --------------------------------------
Cumulative Total Return Excluding Sales Charge       +11.00%   +15.63%   +34.25%   +96.81%   +10.17%   +13.06%   +29.26%    +85.51%
------------------------------------------------------------------------------------------   --------------------------------------
Average Annual Total Return Excluding Sales Charge   +11.00%    +4.96%    +6.07%    +7.01%   +10.17%    +4.18%    +5.27%     +6.37%
------------------------------------------------------------------------------------------   --------------------------------------
Average Annual Total Return Including Sales Charge    +5.73%    +3.27%    +5.04%    +6.49%    +6.17%    +3.27%    +4.94%     +6.37%
------------------------------------------------------------------------------------------   --------------------------------------

                                                                     Comparative Indices++
                                                     -------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Average Alabama municipal debt fund+                 +10.29%    +3.85%    +5.18%    +6.65%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +7.32%
------------------------------------------------------------------------------------------

++Average annual rates of return.

+Source: Lipper Inc.

#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

MFS[REGTM] ARKANSAS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from the commencement of the fund's investment operations, February 3, 1992, through March 31, 2001. Index information is from February 1, 1992.)

[START MOUNTAIN CHART]

            Lehman Brothers                 MFS Arkansas
               Municipal                   Municipal Bond
               Bond Index                  Fund - Class A
2/92            $10,000                       $ 9,525
3/93            $11,260                       $10,792
3/95            $12,377                       $11,611
3/97            $14,145                       $12,930
3/99            $16,632                       $14,885
3/01            $18,434                       $16,402

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                   Class B
                                                     -------------------------------------   ---------------------------------------
                                                      1 Year   3 Years   5 Years     Life*   1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------------------   ---------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.45%   +15.25%   +33.02%   +72.20%   +9.59%    +12.71%    +28.04%    +61.61%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.45%    +4.85%    +5.87%    +6.12%   +9.59%     +4.07%     +5.07%     +5.38%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Including Sales Charge    +5.20%    +3.16%    +4.85%    +5.55%   +5.59%     +3.15%     +4.74%     +5.38%
------------------------------------------------------------------------------------------   ---------------------------------------

                                                                     Comparative Indices++
                                                     -------------------------------------
                                                     1 Year    3 Years   5 Years     Life*
------------------------------------------------------------------------------------------
Average "other state" municipal debt fund+            +9.02%    +3.78%    +5.18%    +5.64%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +6.90%
------------------------------------------------------------------------------------------

*For the period from the commencement of the fund's investment operations, February 3, 1992, through March 31, 2001. Index information is from February 1, 1992.

++Average annual rates of return.

+Source: Lipper Inc.

#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

MFS[REGTM] CALIFORNIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2001)

[START MOUNTAIN CHART]

           Lehman Brothers          MFS California
              Municipal             Municipal Bond
             Bond Index             Fund - Class A
3/91           $10,000                 $ 9,525
3/93           $12,376                 $11,995
3/95           $13,604                 $12,741
3/97           $15,548                 $14,368
3/99           $18,281                 $17,077
3/01           $20,261                 $18,651

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                   Class B
                                                     -------------------------------------   ---------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years   1 Year    3 Years    5 Years   10 Years
------------------------------------------------------------------------------------------   ---------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.78%   +16.41%   +35.72%   +95.81%   +9.93%    +13.67%    +30.32%    +83.29%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.78%    +5.20%    +6.30%    +6.95%   +9.93%     +4.36%     +5.44%     +6.25%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Including Sales Charge    +5.52%    +3.50%    +5.27%    +6.43%   +5.93%     +3.44%     +5.11%     +6.25%
------------------------------------------------------------------------------------------   ---------------------------------------

                                                                                   Class C
                                                     -------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +9.96%   +13.39%   +29.56%   +82.82%
------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +9.96%    +4.28%    +5.32%    +6.22%
------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +8.96%    +4.28%    +5.32%    +6.22%
------------------------------------------------------------------------------------------

                                                                     Comparative Indices++
                                                     -------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Average California municipal debt fund+              +10.41%    +4.33%    +5.79%    +6.74%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +7.32%
------------------------------------------------------------------------------------------

++Average annual rates of return.

+Source: Lipper Inc.

#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

MFS[REGTM] FLORIDA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from the commencement of the fund's investment operations, February 3, 1992, through March 31, 2001. Index information is from February 1, 1992.)

[START MOUNTAIN CHART]

        Lehman Brothers          MFS Florida
           Municipal            Municipal Bond
           Bond Index           Fund - Class A
1/92        $10,000                $ 9,525
3/93        $11,260                $10,855
3/95        $12,377                $11,701
3/97        $14,145                $13,047
3/99        $16,632                $15,128
3/01        $18,434                $16,519

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                   Class B
                                                     -------------------------------------  ----------------------------------------
                                                      1 Year   3 Years   5 Years     Life*   1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------------------  ----------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.72%   +14.93%   +30.95%   +73.43%  +9.84%    +12.32%    +25.77%    +62.34%
------------------------------------------------------------------------------------------  ----------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.72%    +4.75%    +5.54%    +6.20%  +9.84%     +3.95%     +4.69%     +5.43%
------------------------------------------------------------------------------------------  ----------------------------------------
Average Annual Total Return Including Sales Charge    +5.46%    +3.06%    +4.52%    +5.64%  +5.84%     +3.03%     +4.36%     +5.43%
------------------------------------------------------------------------------------------  ----------------------------------------

                                                                     Comparative Indices++
                                                     -------------------------------------
                                                     1 Year    3 Years   5 Years     Life*
------------------------------------------------------------------------------------------
Average Florida municipal debt fund+                  +9.78%    +3.97%    +5.39%    +6.16%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +6.90%
------------------------------------------------------------------------------------------

*For the period from the commencement of the fund's investment operations, February 3, 1992, through March 31, 2001. Index information is from February 1, 1992.

++Average annual rates of return.

+Source: Lipper Inc.

#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

MFS[REGTM] GEORGIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2001)

[START MOUNTAIN CHART]

     Lehman Brothers      MFS Georgia
        Municipal        Municipal Bond
        Bond Index       Fund - Class A
3/91     $10,000            $ 9,525
3/93     $12,376            $11,786
3/95     $13,604            $12,672
3/97     $15,548            $14,096
3/99     $18,281            $16,416
3/01     $20,261            $17,950

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                   Class B
                                                     -------------------------------------   ---------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years    1 Year    3 Years    5 Years  10 Years
------------------------------------------------------------------------------------------   ---------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.80%   +14.70%   +33.03%   +88.45%   +9.97%    +12.25%    +28.19%    +77.79%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.80%    +4.68%    +5.87%    +6.54%   +9.97%     +3.93%     +5.09%     +5.92%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Including Sales Charge    +5.54%    +2.99%    +4.85%    +6.02%   +5.97%     +3.00%     +4.76%     +5.92%
------------------------------------------------------------------------------------------   ---------------------------------------

                                                                     Comparative Indices++
                                                     -------------------------------------
                                                     1 Year    3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Average Georgia municipal debt fund+                 +10.32%    +4.30%    +5.71%    +6.63%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +7.32%
------------------------------------------------------------------------------------------

++Average annual rates of return.

+Source: Lipper Inc.

#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

MFS[REGTM] MARYLAND MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2001)

[START MOUNTAIN CHART]

           Lehman Brothers    MFS Maryland
              Municipal      Municipal Bond
             Bond Index      Fund - Class A
3/91           $10,000          $ 9,525
3/93           $12,376          $11,434
3/95           $13,604          $12,223
3/97           $15,548          $13,464
3/99           $18,281          $15,622
3/01           $20,261          $17,006

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                   Class B
                                                     -------------------------------------   ---------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years   1 Year    3 Years    5 Years   10 Years
------------------------------------------------------------------------------------------   ---------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.26%   +14.24%   +31.04%   +78.54%   +9.46%    +11.95%    +26.82%    +69.51%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.26%    +4.54%    +5.56%    +5.97%   +9.46%     +3.83%     +4.87%     +5.42%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Including Sales Charge    +5.03%    +2.85%    +4.53%    +5.45%   +5.46%     +2.91%     +4.53%     +5.42%
------------------------------------------------------------------------------------------   ---------------------------------------

                                                                     Comparative Indices++
                                                     -------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Average Maryland municipal debt fund+                 +9.53%    +4.18%    +5.37%    +6.36%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +7.32%
------------------------------------------------------------------------------------------

++Average annual rates of return.
+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

MFS[REGTM] MASSACHUSETTS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2001)

[START MOUNTAIN CHART]

           Lehman Brothers       MFS Massachusetts
              Municipal            Municipal Bond
             Bond Index            Fund - Class A
3/91           $10,000                $ 9,525
3/93           $12,376                $11,782
3/95           $13,604                $12,678
3/97           $15,548                $14,155
3/99           $18,281                $16,361
3/01           $20,261                $17,785

[END MOUNTAIN CHART]

Total Rates of Return through March 31, 2001

                                                                                   Class A                                   Class B
                                                     -------------------------------------   ---------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years   1 Year    3 Years    5 Years   10 Years
------------------------------------------------------------------------------------------   ---------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.44%   +14.26%   +31.17%   +86.72%   +9.82%    +12.05%    +26.90%    +77.50%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.44%    +4.54%    +5.58%    +6.44%   +9.82%     +3.87%     +4.88%     +5.91%
------------------------------------------------------------------------------------------   ---------------------------------------
Average Annual Total Return Including Sales Charge    +5.19%    +2.86%    +4.55%    +5.93%   +5.82%     +2.95%     +4.55%     +5.91%
------------------------------------------------------------------------------------------   ---------------------------------------


                                                                     Comparative Indices++
                                                     -------------------------------------
                                                      1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Average Massachusetts municipal debt fund+           +10.18%    +4.09%    +5.50%    +6.78%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +7.32%
------------------------------------------------------------------------------------------

++Average annual rates of return.

+Source: Lipper Inc.

#Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

Risk Considerations


Investments in lower rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

These portfolios are non-diversified and have more risk than one that is diversified. These portfolios invest in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset value. Investments in the portfolios are not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capitals gains, if any, are subject to a capital gains tax. These risks may increase share price volatility. See the prospectus for details.

By concentrating in single states rather than diversifying among several, the portfolios are more susceptible to greater adverse economic or regulatory developments than portfolios that invest more broadly. These risks may increase share price volatility. See the prospectus for details.

Portfolio of Investments - March 31, 2001

MFS ALABAMA MUNICIPAL BOND FUND

Municipal Bonds - 94.3%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Airport and Port Revenue - 3.3%
 Alabama Docks Department Facilities Rev., MBIA,
  5.375s, 2017                                        $1,000              $ 1,023,040
 Alabama Docks Department Facilities Rev., MBIA,
  5.5s, 2022                                           1,000                1,030,830
 Mobile, AL, Airport Authority Rev., 7.375s, 2012      1,000                1,021,910
                                                                          -----------
                                                                          $ 3,075,780
-------------------------------------------------------------------------------------
General Obligations - General Purpose - 10.6%
 Hoover, AL, 6s, 2017                                 $  500              $   561,540
 Houston County, AL, AMBAC, 6.25s, 2019                  750                  842,325
 Huntsville, AL, 5.5s, 2020                            1,000                1,016,450
 Mobile County, AL, 6s, 2014                           1,345                1,465,431
 Russell County, AL, Warrants, AMBAC, 5s, 2017         1,595                1,598,972
 Shelby County, AL, 7.4s, 2007                         1,000                1,047,440
 Shelby County, AL, MBIA, 0s, 2011                     3,000                1,593,180
 Shelby County, AL, 7.7s, 2017                           800                  835,856
 Tuscaloosa, AL, 5.7s, 2018                            1,000                1,056,080
                                                                          -----------
                                                                          $10,017,274
-------------------------------------------------------------------------------------
General Obligations - Improvement - 7.1%
 Birmingham, AL, 5.75s, 2017                          $1,000              $ 1,064,400
 Birmingham, AL, 5.75s, 2019                           2,000                2,114,340
 Montgomery, AL, MBIA, 5.1s, 2021                      1,005                  999,894
 Puerto Rico Municipal Finance Agency, RITES,
  6.887s, 2017++[DAG]                                    500                  559,350
 State of Alabama, 5s, 2020                            2,000                1,985,180
                                                                          -----------
                                                                          $ 6,723,164
-------------------------------------------------------------------------------------
General Obligations - Schools - 5.8%
 Bessemer, AL, AMBAC, 5.5s, 2020                      $2,015              $ 2,094,048
 Jefferson County, AL, 5.5s, 2020                      1,750                1,808,468
 Phenix City, AL, AMBAC, 5.65s, 2021                   1,500                1,578,885
                                                                          -----------
                                                                          $ 5,481,401
-------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 15.0%
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), 5s, 2025+++       $1,000              $   957,760
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC,
  5s, 2025+++                                          1,500                1,446,630
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                       1,000                  994,810
 Cullman, AL, Medical Park South Clinic, "A",
  6.5s, 2023                                           1,000                  954,750
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital), 7.8s, 2021+++                    1,000                1,046,190
 Houston County, AL, Health Care Authority,
  AMBAC, 6.125s, 2022                                  1,000                1,090,370
 Huntsville, AL, Health Care Authority Rev., MBIA,
  6.375s, 2022                                           850                  882,071
 Huntsville, AL, Health Care Authority Rev., MBIA,
  5s, 2023                                             1,000                  961,100
 Lauderdale County & Florence, AL, Health Care
  Authority Rev. (Coffee Health Group), MBIA,
  5.75s, 2014                                          1,000                1,064,550
 Lauderdale County & Florence, AL, Health Care
  Authority Rev. (Eliza Coffee Memorial Hospital),
  MBIA, 5.75s, 2014+++                                 1,000                1,108,350
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                  780                  785,920
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC,
  5.875s, 2016                                         1,000                1,062,420

Municipal Bonds - continued

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - continued
 Montgomery, AL, Special Care Facilities Financing
  Authority Rev. (Baptist Health), MBIA,
  5.375s, 2019                                        $1,150              $ 1,167,549
 Valley, AL, Special Care Facilities Financing
  Authority (Lanier Memorial Hospital), 5.65s, 2022      735                  599,613
                                                                          -----------
                                                                          $14,122,083
-------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.6%
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials), 7.5s, 2011                 $1,500              $ 1,539,000
-------------------------------------------------------------------------------------
Industrial Revenue - Paper - 5.4%
 Butler, AL, Industrial Development Board, Solid
  Waste Rev. (James River Corp.), 8s, 2028            $1,000              $ 1,069,110
 Camden, AL, Industrial Development Board,
  Pollution Control Rev. (Macmillian Bloedel),
  7.75s, 2009                                            500                  510,755
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International), 5.9s, 2017                           1,000                1,002,400
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International), 6s, 2029                             1,000                  972,160
 Mobile, AL, Industrial Development Board
  Improvement Rev. (International Paper Co.),
  6.35s, 2016                                            650                  670,865
 Mobile, AL, Industrial Development Board
  Improvement Rev. (International Paper Co.),
  6.45s, 2019                                            350                  359,310
 Selma, AL, Industrial Development Board
  (International Paper Co.), 6.7s, 2018                  500                  520,620
                                                                          -----------
                                                                          $ 5,105,220
-------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.6%
 Mobile County, AL, Industrial Development Board
  Rev. (Ipsco, Inc.), 6.875s, 2030                    $  500              $   514,875
-------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 4.5%
 Birmingham, AL, Downtown Redevelopment
  Authority Rev. (Social Security Administratin
  Building), 12.5s, 2010+++                           $2,305              $ 3,163,958
 East Central, AL, Industrial Development
  Authority, Rev., AMBAC, 5.4s, 2015                   1,000                1,057,700
                                                                          -----------
                                                                          $ 4,221,658
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.3%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (South Bay
  Apartments), FNMA, 5.875s, 2021                     $1,000              $ 1,019,120
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (St. Jude), FHA,
  7.25s, 2023                                          1,295                1,350,879
 Birmingham, AL, Multi-Family Housing Rev.
  (Beaconview Apartments), 8s, 2030                      400                  408,616
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., 7.5s, 2015                              345                  351,503
                                                                          -----------
                                                                          $ 3,130,118
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.1%
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2018                               $1,000              $   985,490
-------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 3.7%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 6.55s, 2014                    $  925              $   976,106


14 - MAL

----------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                       Value
----------------------------------------------------------------------------------------
Single Family Housing Revenue - State - continued
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 5.7s, 2015                     $1,400                 $ 1,461,096
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 5.4s, 2022                      1,000                     994,960
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.6s, 2022                         30                      30,272
                                                                             -----------
                                                                             $ 3,462,434
----------------------------------------------------------------------------------------
State and Local Appropriation - 6.3%
 Alabama Building Renovation Authority, AMBAC,
  6s, 2014                                            $1,515                 $ 1,684,725
 Alabama Public School & College, Capital
  Improvement, 5.75s, 2017                             1,000                   1,074,980
 Alabama Public School & College, Capital
  Improvement, 5.75s, 2018                             1,035                   1,105,287
 Jefferson County, AL, Board of Education, FSA,
  5.8s, 2020                                             865                     914,738
 Puerto Rico Public Finance Corp., RITES, 6.665s,
  2013++[DAG]                                            500                     601,650
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.665s, 2016++[DAG]                                    500                     590,620
                                                                             -----------
                                                                             $ 5,972,000
----------------------------------------------------------------------------------------
Universities - Colleges - 3.3%
 Alabama Board of Education Rev. (Shelton State
  Community College), MBIA, 6s, 2014                  $1,000                 $ 1,098,170
 Alabama Board of Education Rev. (Southern
  Union Community College), MBIA, 5s, 2018             1,000                     998,670
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                           1,000                   1,033,370
                                                                             -----------
                                                                             $ 3,130,210
----------------------------------------------------------------------------------------
Utilities - Municipal Owned - 8.8%
 DeKalb & Cherokee County, AL, Gas Rev.,
  AMBAC, 5.4s, 2016                                   $2,000                 $ 2,060,140
 Guam Power Authority Rev., RITES, AMBAC,
  6.438s, 2013++[DAG]                                     500                     563,320
 Guam Power Authority Rev., RITES, AMBAC,
  5.938s, 2018++[DAG]                                   4,500                   4,576,770
 Southeast Alabama Gas District Systems Rev.,
  AMBAC, 5.5s, 2020                                    1,000                   1,040,170
                                                                             -----------
                                                                             $ 8,240,400
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.9%
 Alabama Drinking Water Finance Authority,
  AMBAC, 5.75s, 2018                                  $1,000                 $ 1,066,160
 Alabama Drinking Water Finance Authority,
  AMBAC, 6s, 2021                                        725                     790,758
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2016                                    1,000                   1,030,490
 Alabama Water Pollution Control Authority,
  AMBAC, 5.75s, 2019                                   1,000                   1,055,740
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2020                                    1,380                   1,409,642
 Arab, AL, Waterworks Board, Water Rev., MBIA,
  7.05s, 2016                                          1,000                   1,029,270
 Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026          1,000                   1,040,680
 Jefferson County, AL, Sewer Rev., FGIC, 5.7s, 2019    1,000                   1,041,170
 Jefferson County, AL, Sewer Rev., FGIC, 5s, 2021        925                     911,190
 Limestone County, AL, Water Authority Rev., FGIC,
  5.5s, 2026                                           2,650                   2,707,637

 Municipal Bonds - continued

----------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                       Value
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 Madison, AL, Water & Waste Board, MBIA, 5.5s,
  2019                                                $1,000                 $ 1,031,450
                                                                             -----------
                                                                             $13,114,187
----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $84,042,957)                         $88,835,294
----------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.4%
----------------------------------------------------------------------------------------
 Pinellas County, FL, Health Facility Authority, due
  04/02/01                                            $1,100                 $ 1,100,000
 Sevier County, TN, Public Building Authority, due
  04/05/01                                               200                     200,000
----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $ 1,300,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $85,342,957)                             $90,135,294

Other Assets, Less Liabilities - 4.3%                                          4,010,649
----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $94,145,943
----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


                                                                        15 - MAL

Portfolio of Investments - March 31, 2001

MFS ARKANSAS MUNICIPAL BOND FUND

Municipal Bonds - 98.3%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Airport and Port Revenue - 0.6%
 Little Rock, AR, Airport Rev., 5.25s, 2019            $  800              $   815,016
--------------------------------------------------------------------------------------
General Obligations - General Purpose - 3.1%
 Arkansas College Savings, 0s, 2017                    $1,840              $   815,746
 Commonwealth of Puerto Rico, 6.938s, 2019++[DAG]       1,250                1,402,500
 Sebastian County, AR, Refunding and
  Improvement, 5.6s, 2017                               1,500                1,569,660
                                                                           -----------
                                                                           $ 3,787,906
--------------------------------------------------------------------------------------
General Obligations - Improvement - 6.3%
 Commonwealth of Puerto Rico, 7.438s, 2020++[DAG]      $3,000              $ 3,427,320
 Puerto Rico Municipal Finance Agency,
  6.887s, 2017++[DAG]                                     735                  822,244
 Puerto Rico Municipal Finance Agency,
  6.887s, 2018++[DAG]                                   3,250                3,603,600
                                                                           -----------
                                                                           $ 7,853,164
--------------------------------------------------------------------------------------
General Obligations - Schools - 3.0%
 Arkansas College Savings, 0s, 2012                    $1,200              $   716,208
 Arkansas College Savings, 0s, 2013                     1,000                  563,170
 Arkansas College Savings, 0s, 2014                     1,150                  609,914
 Arkansas College Savings, 0s, 2015                     1,600                  798,672
 Little Rock, AR, School District, 5.4s, 2017           1,000                1,034,150
                                                                           -----------
                                                                           $ 3,722,114
--------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 15.2%
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2013   $4,340              $ 4,490,511
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2019    4,000                3,938,400
 Baxter County, AR, Hospital Rev., 5.6s, 2021           1,500                1,338,600
 Baxter County, AR, Hospital Rev., 7.5s, 2021           3,145                3,389,335
 Crittenden County, AR, 7.15s, 2025                       750                  784,065
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 6.9s, 2009                             400                  449,672
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 7s, 2017                             3,250                3,370,478
 Pulaski County, AR, Hospital Rev. (Children's
  Hospital), 6.15s, 2017                                1,000                1,004,060
                                                                           -----------
                                                                           $18,765,121
--------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 1.1%
 Arkansas Development Finance Authority,
  5.375s, 2019                                         $1,315              $ 1,355,594
--------------------------------------------------------------------------------------
Industrial Revenue - Other - 3.0%
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch), 6.5s, 2012                         $3,500              $ 3,676,645
--------------------------------------------------------------------------------------
Industrial Revenue - Paper - 1.9%
 Ashdown, AR, Pollution Control Rev. (Nekoosa
  Papers, Inc.), 4.75s, 2008                           $  500              $   468,920
 Camden, AR, Environmental Improvement Rev.
  (International Paper), 7.625s, 2018                   1,000                1,074,740
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 6.7s, 2020                   300                  318,831
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 5.55s, 2022                  500                  478,785
                                                                           -----------
                                                                           $ 2,341,276
--------------------------------------------------------------------------------------
Industrial Revenue - Metals - 3.0%
 Blytheville, AR, Solid Waste Recycling &
  Sewerage Treatment Rev. (Nucor), 6.375s, 2023        $3,565              $ 3,691,950
--------------------------------------------------------------------------------------

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.6%
 Pulaski County, AR, Public Facilities Board,
  5.75s, 2034                                          $1,975              $ 2,005,000
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                      $2,790              $ 3,411,082
 Territory of Virgin Islands, 5.5s, 2022                1,000                  964,540
                                                                           -----------
                                                                           $ 4,375,622
--------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 11.0%
 Harrison, AR, Residential Housing Facilities Board,
  FGIC, ETM, 7.4s, 2011                                $4,000              $ 4,999,680
 Jefferson County, AR, Health Care & Residential
  Facilities Board, 7.25s, 2011                           390                  401,575
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.375s, 2011                                      90                   94,909
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.9s, 2011                                       453                  490,459
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                               570                  607,415
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                            6,955                3,607,211
 Pulaski County, AR, Public Facilities Board Rev.,
  0s, 2014                                              2,750                1,430,055
 Saline County, AR, Residential Housing Facilities
  Board, 7.875s, 2011                                     410                  430,947
 Sherwood, AR, Residential Housing Facilities
  Board, MBIA, 7.5s, 2011                               1,250                1,549,750
                                                                           -----------
                                                                           $13,612,001
--------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 7.6%
 Arkansas Development Finance Authority,
  5.3s, 2023                                           $1,000              $ 1,023,990
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.4s, 2023                  835                  854,096
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.45s, 2027                 990                  996,178
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, FNMA, 6.7s, 2027          2,650                2,819,176
 Arkansas Finance Authority, 5.85s, 2024                1,765                1,832,899
 Arkansas Housing Development Agency, Single
  Family Mortgage Rev., ETM, 8.375s, 2011#              1,000                1,320,630
 West Memphis, AR, Public Facilities Board
  Mortgage Rev., AMBAC, 0s, 2011                        1,090                  581,842
                                                                           -----------
                                                                           $ 9,428,811
--------------------------------------------------------------------------------------
State and Local Appropriation - 2.4%
 Arkansas Development Finance Authority, 5.8s, 2020    $  500              $   513,635
 Arkansas Development Finance Authority, Local
  Government Rev., 7.1s, 2008+                            270                  279,223
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., 0s, 2011                        3,340                1,547,489
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2018                                            620                  665,062
                                                                           -----------
                                                                           $ 3,005,409
--------------------------------------------------------------------------------------
Student Loan Revenue - 2.4%
 Arkansas Student Loan Authority Rev., 7.15s, 2002     $   45              $    46,117
 Arkansas Student Loan Authority Rev., 6.75s, 2006        765                  781,494
 Arkansas Student Loan Authority Rev., 6.25s, 2010      2,000                2,105,420
                                                                           -----------
                                                                           $ 2,933,031
--------------------------------------------------------------------------------------
Turnpike Revenue - 1.8%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority, 5.875s, 2021               $2,000              $ 2,183,300
--------------------------------------------------------------------------------------


16 - MAR

----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)             Value
----------------------------------------------------------------------------------------
Universities - Colleges - 3.3%
 Conway, AR, Public Facilities Rev. (Hendrix
  College), 5.85s, 2016                                         $1,000      $  1,044,490
 Siloam Springs, AR, Public Education Facilities
  (John Brown University), 5.35s, 2020                             500           513,775
 University of Arkansas Rev., MBIA, 5.05s, 2019                  2,500         2,510,225
                                                                            ------------
                                                                            $  4,068,490
----------------------------------------------------------------------------------------
Universities - Dormatories - 3.4%
 Arkansas State University, Housing Systems,
  5.15s, 2021                                                   $1,240      $  1,251,817
 Arkansas State University Rev., AMBAC, 5s, 2019                 1,000         1,000,650
 Arkansas Tech University, Housing Systems,
  5.2s, 2026                                                     1,000         1,012,950
 Pope County, AR, Residential Housing Facilities
  Board (Arkansas Tech University), 6s, 2027                     1,000           955,190
                                                                            ------------
                                                                            $  4,220,607
----------------------------------------------------------------------------------------
Utilities - Investor Owned - 12.5%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light), 6.3s, 2018                          $1,050      $  1,073,205
 North Little Rock, AR, Electric Rev., MBIA, 6.5s, 2010          2,000         2,328,320
 North Little Rock, AR, Electric Rev., MBIA, 6.5s, 2015          6,000         7,117,860
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2020                             1,780         1,821,830
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), FSA, 8s, 2021                        3,000         3,086,490
                                                                            ------------
                                                                            $ 15,427,705
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 11.6%
 Arkansas Development Finance Authority,
  Economic Development Rev., 5.65s, 2014                        $  600      $    629,418
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2019                               2,130         2,227,085
 Arkansas Development Finance Authority, Waste
  Water Systems Rev., 4.875s, 2017                               1,500         1,477,410
 Arkansas Water Resources Development
  Authority, 6.375s, 2021                                        1,000         1,021,700
 Fort Smith, AR, 5.65s, 2019                                     1,000         1,046,090
 Fort Smith, AR, Water & Sewer Rev., MBIA, 6s, 2012              2,250         2,380,005
 Paragould, AR, Water & Sewer Rev., 5.6s, 2020                     765           800,603
 South Sebastian County, AR, Water Users Assn.,
  5.95s, 2016                                                    2,425         2,458,513
 South Sebastian County, AR, Water Users Assn.,
  6.15s, 2023                                                    1,000         1,010,540
 Virgin Islands Water & Power Authority Rev.,
  ASST GTY, 5.3s, 2018                                           1,250         1,275,813
                                                                            ------------
                                                                            $ 14,327,177
----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $113,462,363)                       $121,595,939
----------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.2%
----------------------------------------------------------------------------------------
Other - 0.1%
 Knoxville, TN, Utilities Board Rev., due 04/02/01              $  100      $    100,000
 Lincoln County, WY, Pollution Control Rev. (Exxon),
  due 04/02/01                                                     200           200,000
----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                        $    300,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $113,762,363)                           $121,895,939

Other Assets, Less Liabilities - 1.5%                                          1,853,949
----------------------------------------------------------------------------------------
Net assets - 100.0%                                                         $123,749,888
----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds - 98.0%

----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)             Value
----------------------------------------------------------------------------------------
Airport and Port Revenue - 9.3%
 Long Beach, CA, Harbor Rev., FGIC, 6s, 2017                    $2,570      $ 2,894,463
 Long Beach, CA, Harbor Rev., FGIC, 5.25s, 2018                  3,500        3,554,390
 Los Angeles, CA, Department of Airport Rev.
  (Ontario International Airport), FGIC, 6s, 2017                4,100        4,415,208
 Los Angeles, CA, Harbor Department Rev.,
  5.375s, 2023                                                   3,000        3,043,650
 Los Angeles, CA, Harbor Department Rev.,
  6.625s, 2025                                                   2,000        2,104,380
 Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016                   1,000        1,063,210
 Port Oakland, CA, Port Rev., "K", FGIC, 5.75s, 2020             4,000        4,256,600
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., FSA,
  5.5s, 2013                                                     3,850        4,104,215
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., FSA,
  5s, 2018                                                       5,000        4,937,000
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., 6.5s, 2019             4,000        4,329,400
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., MBIA,
  4.5s, 2028                                                     3,600        3,236,292
                                                                            -----------
                                                                            $37,938,808
----------------------------------------------------------------------------------------
General Obligations - General Purpose - 5.0%
 San Jose & Evergreen, CA, FGIC, 5.5s, 2020                     $1,425      $ 1,490,265
 State of California, 10s, 2007                                  1,055        1,355,169
 State of California, AMBAC, 7.2s, 2008                          1,600        1,905,440
 State of California, AMBAC, 6.3s, 2010                          3,000        3,494,280
 State of California, AMBAC, 7s, 2010                            2,000        2,432,160
 State of California, 5.5s, 2016                                 3,000        3,172,290
 State of California, RITES, 5.415s, 2015++[DAG]                 5,000        5,094,700
 State of California, RITES, 7.3s, 2017++[DAG]                   1,250        1,448,375
                                                                            -----------
                                                                            $20,392,679
----------------------------------------------------------------------------------------
General Obligations - Improvement - 1.5%
 Los Angeles, CA, RITES, 6.415s, 2014++[DAG]                    $5,405      $ 6,257,260
----------------------------------------------------------------------------------------
General Obligations - Schools - 10.8%
 Capistrano, CA, Unified School District, 5.2s, 2018            $  670      $   676,023
 Capistrano, CA, Unified School District, FGIC,
  5.875s, 2020                                                   1,185        1,299,981
 Corona, CA, Unified School District, "A", FSA,
  5.375s, 2018                                                   1,350        1,390,986
 Coronada, CA, Unified School District, 5.7s, 2020               1,285        1,371,198
 Escondido, CA, (Union High School), MBIA,
  0s, 2012                                                       2,550        1,549,329
 Escondido, CA, (Union High School), MBIA,
  0s, 2013                                                       2,735        1,569,999
 Fresno, CA, Unified School District, MBIA,
  5.9s, 2019                                                     1,960        2,213,722
 Glendale, CA, Unified School District, FSA,
  5.5s, 2018                                                     4,275        4,474,514
 Glendora, CA, Unified School District, FSA,
  5.35s, 2020                                                      500          513,415
 Inglewood, CA, Unified School District, FGIC,
  6s, 2019                                                       1,695        1,869,653
 Little Lake, CA, City School District, FSA,
  6.125s, 2025                                                   1,035        1,154,843
 Lucia Mar, CA,, Unified School District, FGIC,
  0s, 2013                                                       1,350          766,098
 Morgan Hill, CA, Unified School District, FGIC,
  5.5s, 2020                                                     2,545        2,674,744


                                                                        17 - MCA

------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)                    Value
------------------------------------------------------------------------------------------
General Obligations - Schools - continued
 Rowland, CA, Unified School District, FSA,
  5.5s, 2020                                               $1,250              $ 1,312,075
 Sacramento, CA, School District, 5.875s, 2020              2,075                2,273,038
 San Jose, CA, Unified School District, FGIC,
  0s, 2017                                                  4,250                1,789,292
 San Ysidro, CA, School District, AMBAC,
  6.125s, 2021                                                960                1,099,363
 Santa Clara, CA, Unified School District, FGIC,
  5.5s, 2019                                                2,210                2,303,704
 Santa Maria, CA, (Joint Union High School), FSA,
  5.375s, 2020                                              1,120                1,171,397
 Santa Maria, CA, (Joint Union High School), FSA,
  5.375s, 2021                                              1,210                1,262,756
 Sweetwater, CA, (Union High School), FSA,
  5s, 2020                                                  1,715                1,712,771
 Sweetwater, CA, (Union High School), FSA,
  5s, 2021                                                  2,750                2,739,467
 Tehachapi, CA, Unified School District, FGIC,
  5.625s, 2020                                              1,100                1,161,886
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA, 0s, 2005             4,655                3,918,812
 Walnut Valley, CA, AMBAC, 6s, 2011+++                      1,600                1,837,168
                                                                               -----------
                                                                               $44,106,234
------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 5.8%
 California Health Facilities Financing Authority
  Rev., 5.25s, 2018                                        $1,000              $ 1,011,840
 California Statewide Community Development
  Authority, (Childrens Hospital Los Angeles),
  5.125s, 2019                                              4,000                3,982,680
 California Statewide Community Development
  Authority, (St. Joseph's Hospital), 6.625s, 2021+++       2,000                2,238,040
 California Statewide Community Development
  Authority, Certificates of Participation, 0s,
  2007+++                                                   3,645                2,824,401
 California Statewide Community Development
  Authority, Certificates of Participation, 0s,
  2008+++                                                   6,345                4,695,617
 California Statewide Community Development
  Authority Rev., (Henry Mayo Newhall Memorial
  Hospital), 5s, 2018                                       2,000                1,963,180
 Corona, CA, Certificates of Participation (Corona
  Community Hospital), 8s, 2015+++                            585                  680,583
 Desert Hospital District, CA, Hospital Rev. (Desert
  Hospital Corp.), 9.154s, 2020++++                         3,000                3,362,250
 Riverside County, CA, (Riverside County Hospital),
  MBIA, 5s, 2019                                            1,000                1,003,480
 Tahoe Forest, CA, Hospital District Rev., 5.85s,
  2022                                                      1,000                  898,670
 Washington Township, CA, Health Care Rev., 5s,
  2018                                                      1,000                  964,880
                                                                               -----------
                                                                               $23,625,621
------------------------------------------------------------------------------------------
Health Care Revenue - Other - 0.5%
 Abag, CA, Public Finance Authority Rev. (Rhoda
  Haas Goldman Plaza), 5.125s, 2015                        $2,000              $ 2,030,160
------------------------------------------------------------------------------------------
Human Services - 0.5%
 California Statewide Community Development
  Authority Rev., 7.125s, 2016                             $2,000              $ 2,131,300
------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.2%
 Los Angeles, CA, (Regional Airport Lease),
  5.65s, 2017                                              $  800              $   718,232
------------------------------------------------------------------------------------------

Municipal Bonds - continued

------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)                    Value
------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.9%
 California Pollution Control Financing Authority,
  Pollution Control Rev., 7.15s, 2011                      $2,020              $ 2,071,934
 California Pollution Control Financing Authority,
  Pollution Control Rev. (Laidlaw, Inc.), 6.7s, 2007*       2,750                  110,000
 California Pollution Control Financing Authority,
  Solid Waste Disposal Rev. (Browning Ferris,
  Inc.), 5.8s, 2016                                         1,500                1,392,495
                                                                               -----------
                                                                               $ 3,574,429
------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.9%
 California Health Facilities Financing Authority
  Rev., (St. Joseph's Hospital), 6.75s, 2021+++            $2,710              $ 2,789,213
 California Pollution Control, Financing Authority
  Rev. (Frito-Lay, Inc.), 6.375s, 2004                      1,025                1,058,518
                                                                               -----------
                                                                               $ 3,847,731
------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.7%
 DelMar, CA, Race Track Authority, 6.2s, 2011              $1,365              $ 1,441,549
 DelMar, CA, Race Track Authority, 6.45s, 2013              1,350                1,359,828
                                                                               -----------
                                                                               $ 2,801,377
------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 1.0%
 California Infrastructure & Economic
  Development, MBIA, 5.5s, 2019                            $1,000              $ 1,048,950
 South Coast Air Quality Management District Rev.,
  AMBAC, 0s, 2005                                           3,480                2,965,934
                                                                               -----------
                                                                               $ 4,014,884
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 7.1%
 California Housing Finance Agency Rev.,
  6.7s, 2015                                               $2,750              $ 2,866,985
 California Statewide Community Development
  Authority Rev., (Irvine Apartments), 5.1s, 2025           2,000                2,005,680
 California Statewide Community Development
  Authority Rev., (Irvine Apartments), 5.25s, 2025          6,000                5,977,320
 Palmdale, CA, Multi-Family Housing Rev., FNMA,
  7.375s, 2024                                              1,000                1,052,590
 San Bernardino County, CA, Housing Authority
  Rev. (Equity Residential Redlands), 5.2s, 2029            3,000                3,100,860
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills), 7s, 2021+++                               8,855                9,567,739
 Yolo County, CA, Housing Authority Mortgage Rev.
  (Walnut Park Apartments), FHA, 7.2s, 2033                 4,150                4,356,006
                                                                               -----------
                                                                               $28,927,180
------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.2%
 Contra Costa, CA, Sales Tax Rev., 6.875s, 2007            $1,350              $ 1,513,053
 Irvine, CA, School District, AMBAC, 5.8s, 2020             3,500                3,793,790
 Los Angeles County, CA, Metropolitan
  Transportation Authority, FSA, 4.75s, 2026                3,000                2,827,560
 Los Angeles County, CA, Metropolitan
  Transportation Authority, Sales Tax Rev., FSA,
  5s, 2019                                                  4,000                4,010,600
 Santa Cruz County, CA, Redevelopment Agency
  (Oak/Soquel Community), 5.6s, 2017                        1,455                1,502,346
 Territory of Virgin Islands, 5.875s, 2018                  1,500                1,457,415
 Territory of Virgin Islands, 5.5s, 2022                    2,000                1,929,080
                                                                               -----------
                                                                               $17,033,844
------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.1%
 California Rural Home Mortgage Finance
  Authority, GNMA, 6.35s, 2029                             $1,000              $ 1,100,220
 California Rural Home Mortgage Finance
  Authority, GNMA, 7.3s, 2031                                 460                  513,195


18 - MCA

-----------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                       Value
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - continued
 Pomona, CA, Single Family Mortgage Rev.,
  GNMA, 7.375s, 2010+++                                $2,000                 $ 2,365,820
 Pomona, CA, Single Family Mortgage Rev.,
  GNMA, 7.5s, 2023+++                                   2,000                   2,642,400
 San Bernardino County, CA, GNMA, 6.45s, 2020           1,500                   1,666,560
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                         90                      94,131
                                                                              -----------
                                                                              $ 8,382,326
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 2.1%
 California Housing Finance Agency Rev., Home
  Mortgage, MBIA, 6s, 2010                             $1,400                 $ 1,494,416
 California Housing Finance Agency Rev., Home
  Mortgage, MBIA, 6.1s, 2014                            1,765                   1,865,111
 California Housing Finance Agency Rev., Home
  Mortgage, FSA, 0s, 2019                               6,610                   2,226,710
 California Housing Finance Agency Rev., Home
  Mortgage, MBIA, 0s, 2028                             12,675                   3,157,976
                                                                              -----------
                                                                              $ 8,744,213
-----------------------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
 California Pollution Control Financing Authority,
  Solid Waste Disposal Rev. (West Co. Resource
  Recovery), 5.125s, 2014                              $1,000                 $   980,440
 South Bayside Waste Management, Solid Waste
  Systems Rev., AMBAC, 5.75s, 2020                      2,100                   2,270,352
                                                                              -----------
                                                                              $ 3,250,792
-----------------------------------------------------------------------------------------
Special Assessment District - 9.8%
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2005                                             $2,235                 $ 1,904,846
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2006                                              3,415                   2,790,328
 Concord, CA, Redevelopment Agency, Tax
  Allocation, MBIA, 8s, 2018                               40                      40,446
 Duarte, CA, Redevelopment Agency, 6.7s, 2014             650                     707,343
 Emeryville, CA, Public Financing Authority,
  Redevelopment Project, 6.5s, 2021+++                    770                     813,951
 Emeryville, CA, Public Financing Authority,
  Redevelopment Project, 6.5s, 2021                     1,230                   1,263,444
 Fontana, CA, Redevelopment Agency (Jurupa
  Hills), 5.5s, 2019                                    1,200                   1,202,532
 Fontana, CA, Redevelopment Agency (Jurupa
  Hills), 5.5s, 2027                                    3,350                   3,299,817
 Fontana, CA, Tax Allocation Rev. (North Fontana
  Redevelopment), FSA, 5.25s, 2020                      2,000                   2,040,480
 Inglewood, CA, Redevelopment Agency, AMBAC,
  5.25s, 2016                                             560                     598,545
 La Mirada, CA, Redevelopment Agency, 5.7s, 2020        1,500                   1,470,450
 Los Angeles County, CA, Community Facilities,
  AMBAC, 5.25s, 2020                                    1,000                   1,021,050
 Modesto, CA, Irrigation District, 5.3s, 2022           1,920                   1,920,922
 Modesto, CA, Public Financing Authority (John
  Thurman Field Renovation), 6.125s, 2016               1,595                   1,711,594
 Orange County, CA, Community Facilities District
  (Rancho Santa Margarita), 5.375s, 2012                1,235                   1,237,087
 Orange County, CA, Community Facilities District
  (Rancho Santa Margarita), 5.55s, 2017                 1,000                     979,720
 Pomona, CA, Public Financing Authority Rev.,
  5.75s, 2020                                           1,645                   1,713,004
 Poway, CA, Community Facilities District,
  5.4s, 2006                                              585                     602,609

Municipal Bonds - continued

-----------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                       Value
-----------------------------------------------------------------------------------------
Special Assessment District - continued
 Poway, CA, Community Facilities District,
  6.5s, 2010                                           $  715                 $   764,206
 Poway, CA, Community Facilities District, 6.75s,
  2015                                                  1,775                   1,889,168
 Riverside County, CA, Public Financing Authority,
  5.2s, 2011                                            1,305                   1,323,583
 Riverside County, CA, Public Financing Authority,
  5.25s, 2016                                           3,120                   3,099,751
 San Diego, CA, Redevelopment Agency, AMBAC,
  5.3s, 2020                                            1,250                   1,286,163
 Torrance, CA, Redevelopment Agency, MBIA,
  5.45s, 2018                                           5,740                   6,011,445
                                                                              -----------
                                                                              $39,692,484
-----------------------------------------------------------------------------------------
State and Local Appropriation - 10.2%
 Anaheim, CA, Public Finance Authority Rev., FSA,
  6s, 2024#                                            $1,000                 $ 1,138,760
 California Public Works Board, Department of
  Justice, 5.25s, 2020                                  1,565                   1,594,813
 California Public Works Board, Department of
  Corrections, 7.4s, 2010                               5,000                   6,204,400
 Fortuna, Parlier & Susanville, CA, Certificates of
  Participation, "B", 7.375s, 2017                        930                     950,972
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006         6,000                   4,849,019
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, AMBAC,
  0s, 2005                                              2,400                   2,042,544
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, 9s, 2010    1,900                   2,341,769
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018            3,460                   4,015,053
 Pomona, CA, Public Financing Authority Rev.,
  6.25s, 2010                                           4,020                   4,439,045
 Riverside County, CA, Certificates of Participation,
  MBIA, 5s, 2018                                        1,230                   1,237,761
 Sacramento County, CA, Certificates of
  Participation, AMBAC, 5.75s, 2018                     1,500                   1,625,865
 Sacramento, CA, City Financing Authority,
  5.5s, 2021                                            1,635                   1,707,937
 Salinas, CA, 5.7s, 2028                                2,200                   2,241,712
 Santa Ana, CA, Financing Authority Rev. (South
  Harbor Boulevard), MBIA, 5s, 2019                     1,500                   1,503,645
 Santa Ana, CA, Financing Authority Rev. (South
  Harbor Boulevard), MBIA, 5.125s, 2019                 5,360                   5,422,927
                                                                              -----------
                                                                              $41,316,222
-----------------------------------------------------------------------------------------
Turnpike Revenue - 1.1%
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2011+++                                      $2,500                 $ 2,436,450
 Los Angeles County, CA, Metropolitan
  Transportation Authority, FSA, 5s, 2021               2,080                   2,071,992
                                                                              -----------
                                                                              $ 4,508,442
-----------------------------------------------------------------------------------------
Universities - Colleges - 7.0%
 Banning, CA, Certificates of Participation, Water
  System Improvement, AMBAC, 8s, 2019                  $1,000                 $ 1,333,210
 California Education Facilities Authority Rev.,
  (California Western School of Law), MBIA,
  5s, 2018                                              1,000                   1,005,620
 California Education Facilities Authority Rev.,
  (College & University), 6s, 2012                      1,400                   1,505,210


                                                                        19 - MCA

-----------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                      Value
-----------------------------------------------------------------------------------------
Universities - Colleges - continued
 California Educational Facilities Authority Rev.,
  (College & University), 6.625s, 2020                  $1,000               $  1,077,340
 California Education Facilities Authority Rev.,
  (College & University), 6.3s, 2021                     1,000                  1,055,210
 California Education Facilities Authority Rev.,
  (Fresno Pacific University), 6.75s, 2019               2,000                  2,176,540
 California Education Facilities Authority Rev., (L.A.
  College of Chiropractic), 5.6s, 2017                   2,100                  2,118,627
 California Education Facilities Authority Rev.,
  (Pomona College), 5.875s, 2019                         2,000                  2,191,580
 California Educational Facilities Authority Rev.,
  (Loyola Marymount), MBIA, 0s, 2014                     2,500                  1,236,325
 Carmichael, CA, Water District Rev., MBIA, 5.125s,
  2019                                                   3,000                  3,038,400
 Eastern California Municipal Water District, Water
  & Sewer Rev., FGIC, 5s, 2021                           2,000                  1,992,300
 Long Beach, CA, Industrial Development Rev.,
  5.25s, 2023                                            1,450                  1,346,659
 San Diego County, CA, (Burnham Institute),
  6.25s, 2029                                            2,300                  2,393,334
 University of California Rev., RITES, MBIA,
  6.165s, 2016++[DAG]                                    5,705                  6,023,909
                                                                             ------------
                                                                             $ 28,494,264
-----------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.5%
 Los Angeles, CA, Certificates of Participation,
  5.7s, 2018                                            $1,900               $  1,930,381
-----------------------------------------------------------------------------------------
Utilities - Investor Owned - 0.4%
 California Pollution Control Financing Authority,
  Pollution Control Rev., MBIA, 5.35s, 2016             $1,500               $  1,518,000
-----------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.2%
 Glendale, CA, Electric Works Rev., MBIA,
  5.75s, 2019                                           $1,420               $  1,539,592
 Glendale, CA, Electric Works Rev., MBIA,
  5.75s, 2020                                            1,160                  1,253,322
 Los Angeles, CA, Electric Plant Rev., MBIA,
  4.75s, 2019                                            2,000                  1,937,280
 Northern California Power Agency, Public Power
  Rev., 5.85s, 2010                                        880                    964,357
 Sacramento, CA, Power Authority, MBIA,
  5.875s, 2015                                           5,500                  6,024,260
 San Diego, CA, Industrial Development Rev. (San
  Diego Gas & Electric Co.), MBIA, 6.1s, 2018            6,000                  6,290,040
 Southern California Public Power Authority Rev.,
  (Southern Transmission Project), 0s, 2005              4,205                  3,594,897
 Southern California Public Power Transmission
  Rev., "A", 0s, 2005+++                                 3,795                  3,236,300
 Virgin Islands Water & Power Authority, 5.3s, 2018        250                    234,192
                                                                             ------------
                                                                             $ 25,074,240
-----------------------------------------------------------------------------------------
Utilities - Other - 0.4%
 Virgin Islands Water & Power Authority,
  5.125s, 2013                                          $1,000               $  1,011,530
 Virgin Islands Water & Power Authority, 5.5s, 2017        800                    776,344
                                                                             ------------
                                                                             $  1,787,874
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.0%
 California Department of Water Resources,
  Central Valley Project Rev., 7s, 2012                 $1,495               $  1,849,195
 Culver City, CA, Wastewater Facilities Rev.,
  5.6s, 2019                                             1,000                  1,055,240
 Eastern California Municipal Water District, Water
  & Sewer Rev., FGIC, 5s, 2020                           3,000                  2,996,010

Municipal Bonds - continued

-----------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                      Value
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 El Monte, CA, Water Authority Rev., AMBAC,
  6s, 2019                                              $1,065               $  1,190,329
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                               2,080                  1,715,729
 Huntington Park, CA, 6.2s, 2025                         2,000                  2,042,460
 Los Angeles County, CA, Public Works, AMBAC,
  5.5s, 2020                                             2,970                  3,095,453
 Metropolitan Water District, 5.75s, 2018               10,000                 11,071,900
 Metropolitan Water District, Waterworks Rev.,
  5s, 2020                                               2,500                  2,481,400
 Mojave, CA, Water Agency, FGIC, 5.75s, 2015             2,625                  2,858,573
 Napa County, CA, Flood Protection Authority,
  FGIC, 5s, 2018                                         2,745                  2,761,498
 San Diego, CA, Water Utility Fund Net Systems
  Rev., FGIC, 4.75s, 2028                                2,500                  2,347,425
 Santa Clara Valley, CA, Water District, 5s, 2018        1,000                  1,005,990
                                                                             ------------
                                                                             $ 36,471,202
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $376,375,294)                        $398,570,179
-----------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.1%
-----------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.), due
  04/02/01                                              $  200               $    200,000
 California Pollution Control Financing Authority,
  due 04/02/01                                             300                    300,000
 California Pollution Control Financing Authority,
  (Shell Oil Co.), due 04/02/01                            200                    200,000
 California Pollution Control Financing Authority,
  (Shell Oil Co.), due 04/02/01                            100                    100,000
 Commonwealth of Massachusetts, "A", Central
  Artery, due 04/02/01                                   1,000                  1,000,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/02/01                                  200                    200,000
 Orange County, CA, Sanitation District, due
  04/02/01                                                 300                    300,000
 Pinellas County, FL, Health Facility Authority, due
  04/02/01                                                 800                    800,000
 Sevier County, TN, Public Building Authority, due
  04/02/01-04/05/01                                      4,755                  4,755,000
 Sublette County, WY, Pollution Control Rev. Exxon
  Corp., due 04/02/01                                      500                    500,000
-----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $  8,355,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $384,730,294)                            $406,925,179

Other Assets, Less Liabilities - (0.1%)                                          (258,911)
-----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $406,666,268
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


20 - MCA

Portfolio of Investments - March 31, 2001

MFS FLORIDA MUNICIPAL BOND

Municipal Bonds - 96.2%

----------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)                    Value
----------------------------------------------------------------------------------------
Airport and Port Revenue - 6.0%
 Broward County, FL, Airport Systems Rev.,
  AMBAC, 4.8s, 2014                                      $  500              $   497,410
 Greater Orlando Aviation Authority, 5.25s, 2018          1,000                1,009,920
 Hillsborough County, FL, Aviation Authority Rev.
  (Tampa International), FGIC, 5.875s, 2015                 750                  803,655
 Lee County, FL, Airport Rev., 5.875s, 2018               1,000                1,077,130
 Miami-Dade County, FL, Florida Aviation Rev.,
  MBIA, 5.25s, 2018                                       1,500                1,516,005
 Pensacola, FL, Airport Rev., 5.625s, 2014                  500                  532,890
                                                                             -----------
                                                                             $ 5,437,010
----------------------------------------------------------------------------------------
General Obligations - General Purpose - 11.8%
 Florida Municipal Loan Council Rev., 5.625s, 2019       $1,000              $ 1,052,810
 Hillsborough County, FL, Capital Improvement Rev.
  (County Center), 6.75s, 2022                            1,500                1,591,920
 Miami-Dade County, FL, Educational Facilities
  Authority Rev., 5.5s, 2018                              1,400                1,477,224
 Orlando, FL, Capital Improvement Special Rev.,
  5s, 2017                                                3,575                3,587,691
 State of Florida, RITES, 5.627s, 2017,++[DAG]            3,000                3,018,480
                                                                             -----------
                                                                             $10,728,125
----------------------------------------------------------------------------------------
General Obligations - Improvement - 3.2%
 Commonwealth of Puerto Rico, RITES, 7.438s,
  2019,++[DAG]                                           $1,000              $ 1,145,540
 Dade County, FL, 7.125s, 2016                            1,380                1,727,111
                                                                             -----------
                                                                             $ 2,872,651
----------------------------------------------------------------------------------------
General Obligations - Schools - 4.6%
 Florida Board of Education, Capital Outlay, ETM,
  9.125s, 2014                                           $  400              $   555,892
 Florida Board of Education, Capital Outlay, 9.125s,
  2014                                                    2,600                3,613,506
                                                                             -----------
                                                                             $ 4,169,398
----------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 13.5%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 6.5s, 2007            $1,000              $ 1,046,500
 Brevard County, FL, Health Facilities Authority Rev.
  (Wuesthoff Memorial), MBIA, IBC, 7.2s, 2013             1,000                1,059,030
 Charlotte County, FL, Health Care Facilities Rev.
  (Bon Secours), FSA, 8.289s, 2027,++++                   2,500                2,684,075
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2014+++                                 785                  861,153
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2014                                    135                  138,918
 Escambia County, FL, Health Facility Rev., "B"
  (Baptist Hospital), 6s, 2014                            1,000                  993,840
 Highlands County, FL, Health Facilities Authority
  Rev. (Adventist Health Systems), 5.25s, 2013              500                  470,110
 Hillsborough County, FL, Industrial Development
  Rev. (University Community Hospital), MBIA,
  6.5s, 2019                                              1,000                1,184,230
 Jacksonville, FL, Hospital Rev. (University Medical
  Center), CONNIE LEE, 6.6s, 2013                           500                  520,715
 Marion County, FL, Hospital District Rev., 5.5s, 2014    1,000                1,000,430
 Steubenville, OH, Hospital Rev., 6.375s, 2020              500                  512,530
 Tallahasse, FL, Health Facilities Rev. (Tallahasse
  Memorial Healthcare), 6.25s, 2020                         600                  624,960
 Tallahassee, FL, Health Facilities Rev. (Tallahassee
  Memorial Regional Medical Center), MBIA,
  6.625s, 2013                                            1,000                1,104,300
                                                                             -----------
                                                                             $12,200,791
----------------------------------------------------------------------------------------

Municipal Bonds - continued

----------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)                    Value
----------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.9%
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National Cypress),
  7s, 2014                                               $  750              $   777,960
----------------------------------------------------------------------------------------
Human Services - 0.3%
 Orange County, FL, Health Facilities Authority
  (First Mortgage Healthcare Facilities), 8.875s,
  2021                                                   $  300              $   300,399
----------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.6%
 Sweetwater County, WY, Solid Waste Disposal
  Rev., "A" (FMC Corp.), 7s, 2024                        $  500              $   509,720
----------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.1%
 Hillsborough County, FL, Aviation Authority Rev.
  (Delta Airlines), 6.8s, 2024                           $1,000              $ 1,011,010
----------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.5%
 Tooele County, UT, 5.7s, 2026                           $  500              $   445,635
----------------------------------------------------------------------------------------
Industrial Revenue - Paper - 2.0%
 Escambia County, FL, Industrial Development Rev.
  (Champion International), 6.8s, 2012                   $  750              $   785,828
 Escambia County, FL, Pollution Control Rev.
  (Champion International), 6.95s, 2007                   1,000                1,048,410
                                                                             -----------
                                                                             $ 1,834,238
----------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 1.1%
 Palm Beach County, FL, Industrial Development
  (South Florida Fair), 5.5s, 2020                       $1,000              $ 1,039,530
----------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.3%
 District of Columbia, 6.25s, 2024                       $  250              $   249,685
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.9%
 Florida Housing Finance Corp. Rev., 5.5s, 2020          $  500              $   511,550
 Florida Housing Finance Corp. Rev. (Crossing at
  University Apartments), AMBAC, 5.1s, 2018               1,250                1,231,650
                                                                             -----------
                                                                             $ 1,743,200
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.4%
 Florida Board Of Education, Lottery Rev., 5.25s, 2017   $2,000              $ 2,059,680
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2010      1,000                  645,770
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2011      1,000                  613,600
 Orange County, FL, Tourist Development, 5.375s, 2018     1,000                1,032,120
 Taylor County, FL, Sales Tax Rev., 5.5s, 2020              500                  520,385
                                                                             -----------
                                                                             $ 4,871,555
------                                                                       -----------
Single Family Housing Revenue - Local - 7.3%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                   $  150              $   154,476
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", 7s, 2024                               50                   51,048
 Lee County, FL, Housing Finance Authority, 7.2s,
  2033                                                      500                  573,240
 Lee County, FL, Housing Finance Authority Rev.,
  GNMA, 7s, 2031                                            890                  957,809
 Lee County, FL, Housing Financing Authority Rev.,
  GNMA/FNMA, 6.5s, 2031                                     700                  750,743
 Miami Dade County, FL, Housing Finance
  Authority Rev., 5.2s, 2031                                995                1,011,109
 Palm Beach County, FL, 5.5s, 2022                          965                  981,511
 Pinellas County, FL, Housing Authority Rev., 6.2s,
  2031                                                      965                1,009,120
 Pinellas County, FL, Housing Finance Authority,
  7.25s, 2029                                             1,000                1,116,250
                                                                             -----------
                                                                             $ 6,605,306
----------------------------------------------------------------------------------------


                                                                        21 - MFL

----------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                       Value
----------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 1.1%
 Florida Housing Finance Corp. Rev., Homeowner
  Mortgage Series 4, 5.85s, 2031                      $1,000                 $ 1,033,550
----------------------------------------------------------------------------------------
Special Assessment District - 1.0%
 Arbor Greene, FL, Community Development
  District, 5.75s, 2006                               $  216                 $   214,980
 Heritage Isles, FL, Community Development
  District, 5.75s, 2005                                  725                     721,071
                                                                             -----------
                                                                             $   936,051
----------------------------------------------------------------------------------------
State and Local Appropriation - 2.2%
 Florida Municipal Loan Council Rev., 5.625s, 2020    $1,000                 $ 1,056,300
 Tampa Bay, FL, Solid Waste System Rev. (McKay
  Bay Refuse), AMBAC, 4.75s, 2017                      1,000                     956,800
                                                                             -----------
                                                                             $ 2,013,100
----------------------------------------------------------------------------------------
Turnpike Revenue - 6.7%
 Florida Mid Bay Bridge Authority Rev., 0s, 2018      $1,000                 $   393,180
 Florida Turnpike Authority, Turnpike Rev.
  (Department of Transportation), 5.75s, 2018          2,000                   2,141,280
 Florida Turnpike Authority Rev., "A" (Fitch Light),
  AMBAC, 7.125s, 2018                                  1,250                   1,286,862
 Miami-Dade County, FL, Toll System Rev., 6s, 2020     1,000                   1,101,720
 Polk County, FL, Transport Improvement Rev.,
  5.625s, 2017                                         1,000                   1,067,740
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2018+++                                  100                     105,623
                                                                             -----------
                                                                             $ 6,096,405
----------------------------------------------------------------------------------------
Universities - Dormatories - 3.5%
 Florida Board of Regents, Housing Rev., 5.3s, 2020   $  610                 $   624,701
 Florida Board of Regents, Housing Rev. (University
  of Central Florida), 5.25s, 2020                     1,185                   1,206,496
 Florida Finance Authority, 5.125s, 2021               1,340                   1,334,104
                                                                             -----------
                                                                             $ 3,165,301
----------------------------------------------------------------------------------------
Utilities - Investor Owned - 5.1%
 Clark County, NV, Industrial Development Rev.,
  5.9s, 2030                                          $  500                 $   445,130
 Connecticut Development Authority, Pollution
  Control Rev. (Connecticut Light & Power),
  5.85s, 2028                                            500                     492,665
 Farmington, NM, Pollution Control Rev., 5.8s, 2022      500                     466,000
 Hillsborough County, FL, Industrial Development
  Rev. (Tampa Electric Co.), 8s, 2022                  3,000                   3,198,240
                                                                             -----------
                                                                             $ 4,602,035
----------------------------------------------------------------------------------------
Utilities - Municipal Owned - 5.7%
 Charlotte County, FL, Utility Rev., FGIC, 6.875s,
  2021                                                $  500                 $   550,620
 Escambia County, FL, Utility Systems Rev., FGIC,
  6.25s, 2015                                          1,500                   1,749,705
 Port St. Lucie, FL, Utility Rev., Capital
  Appreciation, 0s, 2021                               1,405                     463,734
 Puerto Rico Electric Power Authority, FSA, 6s,
  2016                                                 2,000                   2,131,520
 Puerto Rico Electric Power Authority, Power Rev.,
  7s, 2011+++                                            240                     247,097
                                                                             -----------
                                                                             $ 5,142,676
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.4%
 Bay County, FL, Water Systems Rev., 5.625s, 2019     $1,000                 $ 1,056,430
 Lee County, FL, Industrial Development Authority
  Rev. (Bonita Springs Utilities Project), MBIA,
  6.05s, 2015                                          1,000                   1,075,530

Municipal Bonds - continued

----------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                       Value
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 Miami Beach, FL, Stormwater Rev., 5.25s, 2020        $1,000                 $ 1,017,980
 Miramar, FL, Wastewater Improvement Rev., FGIC,
  6.75s, 2016                                            955                   1,063,641
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017,                          1,500                   1,815,345
 Seminole County, FL, Water & Sewer Rev., 6s,
  2019+++                                              2,060                   2,306,067
 Seminole County, FL, Water & Sewer Rev., 6s,
  2019                                                   940                   1,057,810
                                                                             -----------
                                                                             $ 9,392,803
----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $82,763,436)                         $87,178,134
----------------------------------------------------------------------------------------

Floating Rate Demand Note - 1.9%
----------------------------------------------------------------------------------------
 Pinellas County, FL, Health Facility Authority, due
  04/02/01, at Identified Cost                        $1,700                 $ 1,700,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $84,463,436)                             $88,878,134

Other Assets, Less Liabilities - 1.9%                                          1,749,185
----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $90,627,319
----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


22 - MFL

Portfolio of Investments - March 31, 2001

MFS GEORGIA MUNICIPAL BOND

Municipal Bonds - 97.7%

----------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                      Value
----------------------------------------------------------------------------------------
Airport and Port Revenue - 8.6%
 Atlanta, GA, Airport Facilities Rev., (Water &
  Sewage Revenue), MBIA, 0s, 2010                      $3,500                 $2,198,840
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                              6,000                  3,769,440
                                                                              ----------
                                                                              $5,968,280
----------------------------------------------------------------------------------------
General Obligations - General Purpose - 3.7%
 Columbia County, GA (Courthouse/Detention
  Center), 5.625s, 2020                                $1,490                 $1,539,840
 Macon-Bibb, County GA, Urban Development
  Authority Rev. (Bibb County Public Facilities),
  5.5s, 2022                                            1,000                  1,039,390
                                                                              ----------
                                                                              $2,579,230
----------------------------------------------------------------------------------------
General Obligations - Improvement - 2.3%
 Puerto Rico Municipal Finance Agency, RITES,
  9.278s, 2016++[DAG]                                  $  500                 $  613,940
 State of Georgia, 5s, 2019                             1,000                    997,530
                                                                              ----------
                                                                              $1,611,470
----------------------------------------------------------------------------------------
General Obligations - Schools - 9.4%
 Forsyth County, GA, School District, 6s, 2015         $  750                 $  839,160
 Fulton County, GA, School District, 6.375s, 2010       2,000                  2,319,580
 Fulton County, GA, School District, 6.375s, 2012       1,000                  1,174,220
 Fulton County, GA, School District, 6.375s, 2016       1,000                  1,176,980
 State of Georgia, 5s, 2018                             1,000                  1,006,260
                                                                              ----------
                                                                              $6,516,200
----------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 6.3%
 Dalton, GA, Development Authority Rev., MBIA,
  5.5s, 2017                                           $1,000                 $1,075,050
 Royston, GA, Hospital Authority Rev. (Ty Cobb
  Healthcare Systems, Inc.), 6.125s, 2009                 330                    316,658
 Royston, GA, Hospital Authority Rev. (Ty Cobb
  Healthcare Systems, Inc.), 7.375s, 2014+++            1,565                  1,612,013
 Savannah, GA, Hospital Authority Rev. (St.
  Josephs/Candler Health Systems, Inc.), FSA, 5s,
  2018                                                  1,400                  1,374,338
                                                                              ----------
                                                                              $4,378,059
----------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 1.8%
 Richmond County, GA, Development Authority,
  Nursing Home Rev. (Beverly Enterprises), 8.75s,
  2011                                                 $1,190                 $1,248,560
----------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.7%
 Puerto Rico Ports Authority Rev. (American
  Airlines), 6.25s, 2026                               $  500                 $  502,135
----------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.7%
 Savannah, GA, Economic Development Authority
  Rev. (Hershey Foods Corp.), 6.6s, 2012               $1,150                 $1,197,253
----------------------------------------------------------------------------------------
Industrial Revenue - Paper - 1.9%
 Savannah, GA, Economic Development Authority
  Rev. (Stone Container Corp.), 7.4s, 2026             $  300                 $  284,559
 Savannah, GA, Economic Development Authority
  Rev. (Union Camp Corp.), 6.15s, 2017                  1,000                  1,041,960
                                                                              ----------
                                                                              $1,326,519
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.5%
 Cobb County, GA, Housing Authority Rev.
  (Signature Place Corp.), 6.875s, 2017                $1,365                 $1,416,297
 Hinesville, GA, Leased Housing Corp. Rev.
  (Baytree Apartments), FHA, 6.7s, 2017                   900                    941,247

Municipal Bonds - continued

----------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                      Value
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - continued
 St. Mary's, GA, Housing Authority Rev.
  (Cumberland Oaks Apartments), FNMA,
  7.375s, 2022                                         $1,470                 $1,488,669
                                                                              ----------
                                                                              $3,846,213
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.9%
 Territory of Virgin Islands, 7.75s, 2006+++           $  275                 $  285,791
 Virgin Islands Public Finance Authority, 5.5s, 2018    1,000                  1,030,070
                                                                              ----------
                                                                              $1,315,861
----------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 4.6%
 Georgia Housing & Finance Authority Rev.,
  6.05s, 2019                                          $1,000                 $1,038,090
 Georgia Housing & Finance Authority Rev.,
  5.2s, 2020                                              990                  1,005,117
 Georgia Housing & Finance Authority Rev.,
  5.8s, 2021                                              750                    768,668
 Georgia Housing & Finance Authority Rev.,
  0s, 2031                                              1,575                    167,249
 Georgia Residential Finance Authority Rev., FHA,
  7.25s, 2021                                             215                    222,746
                                                                              ----------
                                                                              $3,201,870
----------------------------------------------------------------------------------------
State and Local Appropriation - 9.7%
 Clayton County, GA, Development Authority Rev.,
  6.25s, 2020                                          $  500                 $  557,545
 Fayette County, GA, Public Facilities Authority
  Rev., (Criminal Justice Center), 6.25s, 2019            755                    842,822
 Fulton County, GA, Facilities Corp., AMBAC, 5.5s,
  2018                                                  1,195                  1,251,512
 Fulton County, GA, Facilities Corp., AMBAC, 5.9s,
  2019                                                  1,000                  1,086,300
 Georgia Municipal Assn., Inc., Installment Sale
  Program (Atlanta Detention Center), FSA, 5s,
  2014                                                  1,350                  1,383,601
 Puerto Rico Public Finance Corp., AMBAC, 5.375s,
  2018                                                  1,000                  1,072,680
 Rockland County, GA, Hospital Authority Rev. (Ty
  Cobb Healthcare Systems, Inc.), AMBAC, 5.625s,
  2020                                                    500                    524,140
                                                                              ----------
                                                                              $6,718,600
----------------------------------------------------------------------------------------
Turnpike Revenue - 1.4%
 Metropolitan Atlanta, GA, Rapid Transit Authority
  Rev., 5.1s, 2020                                     $1,000                 $  997,450
----------------------------------------------------------------------------------------
Universities - Colleges - 5.4%
 Fulton County, GA, Development Authority Rev.
  (Morehouse College), 6.25s, 2021                     $  980                 $1,093,700
 Georgia Private Colleges & University Authority
  Rev., (Emory University), 5.75s, 2016                 1,000                  1,083,250
 Georgia Private Colleges & Univ Authority Rev.,
  (Emory University), 5.75s, 2018                       1,000                  1,077,630
 Savannah, GA, Economic Development Authority
  Rev. (College Of Art & Design, Inc.), 6.2s, 2009        500                    534,055
                                                                              ----------
                                                                              $3,788,635
----------------------------------------------------------------------------------------
Universities - Dormatories - 2.1%
 Georgia Private Colleges & University Authority
  (Mercer Housing Corp.), 6s, 2021                     $  500                 $  495,340
 Marietta, GA, Development Authority Rev.
  (Southern Polytech University), 6.25s, 2027           1,000                    989,750
                                                                              ----------
                                                                              $1,485,090
----------------------------------------------------------------------------------------


                                                                        23 - MGA

---------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)            Value
---------------------------------------------------------------------------------
Utilities - Municipal Owned - 9.1%
 Appling County, GA, Development Authority Rev.
  (Ogelthorpe Power Corp.), MBIA, 7.15s, 2021             $1,400      $ 1,507,324
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 0s, 2013+++                                       1,675          939,457
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 6.5s, 2020                                         1,250        1,474,700
 Monroe County, GA, Development Authority,
  Pollution Control Rev. (Oglethorpe Power), 6.8s,
  2012                                                     1,000        1,142,010
 Monroe, GA, Utility Rev., FSA, 5s, 2020                   1,320        1,300,385
                                                                      -----------
                                                                      $ 6,363,876
---------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 21.6%
 Alanta, GA, Water & Wastewater Rev., RITES,
  7.449s, 2016++[DAG]                                     $4,000      $ 4,663,200
 Clayton County, GA, Water & Sewage Authority
  Rev., 6.25s, 2017                                        1,000        1,117,920
 Columbia County, GA, Water & Sewage Rev.,
  FGIC, 6.25s, 2018                                          470          526,433
 Coweta County, GA, Development Authority Rev.
  (Newnan Water Sewage & Light Commission),
  AMBAC, 5.75s, 2016                                       1,000        1,078,400
 Fairburn, GA, Utility Rev., 5.75s, 2020                     500          494,750
 Forsyth County, GA, Water & Sewage Authority,
  6.25s, 2018                                              1,105        1,233,600
 Fulton County, GA, Water & Sewage Rev., 6.375s,
  2014+++                                                  3,150        3,663,733
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                               100          115,189
 Gainesville, GA, Water & Sewage Authority Rev.,
  FGIC, 5.625s, 2019                                       1,000        1,043,610
 Jackson County, GA, Water & Sewage Authority
  Rev., AMBAC, 5.75s, 2017                                 1,000        1,079,580
                                                                      -----------
                                                                      $15,016,415
---------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $63,759,775)                  $68,061,716
---------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.7%
---------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Control Rev., due 04/02/01                    $  100      $   100,000
 Sevier County, TN, Public Building Authority, due
  04/02/01                                                   370          370,000
---------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                  $   470,000
---------------------------------------------------------------------------------
Total Investments (Identified Cost, $64,229,775)                      $68,531,716

Other Assets, Less Liabilities - 1.6%                                   1,079,630
---------------------------------------------------------------------------------
Net assets - 100.0%                                                   $69,611,346
---------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

MFS MARYLAND MUNICIPAL BOND FUND

Municipal Bonds - 94.3%

---------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)            Value
---------------------------------------------------------------------------------
General Obligation - General Purpose - 3.9%
 Baltimore, MD, Consolidated Public Improvement,
  7.15s, 2009                                             $2,120      $ 2,570,309
 Frederick County, MD, Public Facilities, 5.2s, 2019       1,700        1,750,269
 State of Maryland, 5.75s, 2014                            1,550        1,698,211
                                                                      -----------
                                                                      $ 6,018,789
---------------------------------------------------------------------------------
General Obligations - Improvement - 19.6%
 Anne Arundel County, MD, 5s, 2015#                       $2,000      $ 2,038,800
 Baltimore, MD, Consolidated Public Improvement,
  MBIA, 7s, 2009                                           1,000        1,198,540
 Baltimore, MD, FGIC, 5.5s, 2018                           1,700        1,777,724
 Frederick County, MD, Public Facilities, 5.25s, 2016      2,000        2,074,420
 Howard County, MD, Consolidated Public
  Improvement, "A", 5.5s, 2019                             1,000        1,040,760
 Howard County, MD, Consolidated Public
  Improvement, "A", 5.5s, 2020                             2,000        2,076,220
 Howard County, MD, Metropolitan District, 0s,
  2008                                                     1,000          732,960
 Montgomery County, MD, Consolidated Public
  Improvement, 5.75s, 2018                                 2,000        2,149,360
 Ocean City, MD, FGIC, 5s, 2021                            1,250        1,248,375
 Prince George's County, MD, 0s, 2007                      5,110        3,952,840
 Prince George's County, MD, Consolidated Public
  Improvement, FSA, 5.375s, 2015                           1,500        1,582,770
 Puerto Rico Municipal Finance Agency, FSA,
  6.887s, 2019++[DAG]                                      1,000        1,098,940
 Washington, MD, Suburban Sanitation District,
  6.9s, 2013                                               1,045        1,072,107
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                               1,070        1,131,943
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                                865          880,985
 Washington, MD, Suburban Sanitation District,
  5.25s, 2018                                              1,060        1,091,238
 Washington, MD, Suburban Sanitation District,
  5.25s, 2019                                              1,120        1,148,840
 Worcester County, MD, Public Improvement,
  5.625s, 2013                                             1,620        1,758,867
 Worcester County, MD, Public Improvement,
  5.625s, 2015                                             2,030        2,182,331
                                                                      -----------
                                                                      $30,238,020
---------------------------------------------------------------------------------
General Obligations - Schools - 0.7%
 Montgomery County, MD, 5s, 2020                          $1,000      $ 1,005,790
---------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 16.6%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                                 $1,287      $ 1,301,887
 Maryland Health & Higher Education Facilities
  Authority Rev., (Catholic Health Initiatives), 6s,
  2020                                                     1,000        1,051,860
 Maryland Health & Higher Education Facilities
  Authority Rev. (Doctors Community Hospital),
  5.5s, 2024                                               1,000          807,850
 Maryland Health & Higher Education Facilities
  Authority Rev. (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                        2,850        3,031,916
 Maryland Health & Higher Education Facilities
  Authority Rev. (Good Samaritan Hospital), 5.7s,
  2009+++                                                  1,085        1,200,498
 Maryland Health & Higher Education Facilities
  Authority Rev. (Howard County General
  Hospital), 5.5s, 2021+++                                 4,000        4,107,160


24 - MMD

-----------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                    Value
-----------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - continued
 Maryland Health & Higher Education Facilities
  Authority Rev. (Johns Hopkins Hospital), 0s, 2010       $2,000              $ 1,269,200
 Maryland Health & Higher Education Facilities
  Authority Rev. (Kennedy Institute), 6.75s, 2022+++         500                  504,375
 Maryland Health & Higher Education Facilities
  Authority Rev. (Loyola College), FSA, 5.5s, 2020         2,000                2,060,880
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mercy Medical Center), FSA,
  5.625s, 2017                                             1,800                1,887,534
 Maryland Health & Higher Education Facilities
  Authority Rev., (North Arundel Hospital), 6.5s,
  2026                                                       500                  514,525
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 7s, 2017+++                               1,840                1,893,949
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), 6.625s, 2020                                    1,000                1,056,460
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 6.5s, 2021+++                             1,000                1,008,280
 Maryland Industrial Development Finance
  Authority, Economic Development Rev. (Bon
  Secours Health System), FSA, 8.126s, 2022++++            1,400                1,728,706
 Prince George's County, MD, Hospital Rev.
  (Dimensions Health Corp.), 7.25s, 2017+++                2,000                2,137,160
                                                                              -----------
                                                                              $25,562,240
-----------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.8%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Center), 6.375s,
  2027                                                    $1,500              $ 1,241,610
-----------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.6%
 Northeast Maryland Waste Disposal Authority,
  Resources Recovery Rev. (Baltimore Resco
  Retrofit), 5s, 2012                                     $1,000              $   895,590
-----------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.0%
 Baltimore, MD, Port Facilities Rev. (duPont (E.I.)
  de Nemours), 6.5s, 2011                                 $1,500              $ 1,575,885
-----------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.4%
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 10.5s, 2004                    $  150              $   151,125
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 9.125s, 2015                      500                  503,125
                                                                              -----------
                                                                              $   654,250
-----------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 3.5%
 Maryland Industrial Development Finance
  Authority, (American Center for Physics),
  6.625s, 2017                                            $1,500              $ 1,554,795
 Maryland Industrial Development Finance
  Authority, (YMCA/Baltimore), 8s, 2012                    2,825                3,098,177
 Maryland Industrial Development Finance
  Authority, (YMCA/Baltimore), 8.25s, 2012                   755                  776,374
                                                                              -----------
                                                                              $ 5,429,346
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.6%
 Baltimore, MD, City Housing, FHA, 7.75s, 2009            $  780              $   786,825
 Baltimore, MD, City Housing, FNMA, 7.25s, 2023            1,165                1,167,691
 Maryland Community Development Administration,
  7.375s, 2021                                               330                  337,131

Municipal Bonds - continued

-----------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                    Value
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - continued
 Maryland Community Development Administration,
  7.8s, 2032                                              $1,190              $ 1,204,590
 Maryland Community Development Administration,
  (Waters Landing Apartments), 5.875s, 2033                1,500                1,552,920
 Montgomery County, MD, Housing Opportunities
  Commission, 7.375s, 2032                                   440                  450,142
                                                                              -----------
                                                                              $ 5,499,299
-----------------------------------------------------------------------------------------
Parking - 1.1%
 Baltimore County, MD, 5.375s, 2013                       $1,600              $ 1,650,768
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.3%
 Territory of Virgin Islands, 5.875s, 2018                $1,000              $   971,610
 Territory of Virgin Islands, 5.5s, 2022                   1,000                  964,540
                                                                              -----------
                                                                              $ 1,936,150
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 1.8%
 Prince George's County, MD, 6s, 2032                     $1,500              $ 1,708,440
 Prince George's County, MD, Housing Authority
  Rev., GNMA, 5.375s, 2018                                   975                1,012,372
                                                                              -----------
                                                                              $ 2,720,812
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.6%
 Maryland Community Development Administration,
  5.875s, 2016                                            $1,765              $ 1,860,663
 Maryland Community Development Administration,
  6.05s, 2020                                              1,000                1,031,140
 Maryland Community Development Administration,
  6.2s, 2020                                               2,500                2,634,400
 Maryland Community Development Administration,
  7.3s, 2025                                                 750                  765,450
 Maryland Community Development Administration,
  6.75s, 2026                                              2,190                2,292,514
                                                                              -----------
                                                                              $ 8,584,167
-----------------------------------------------------------------------------------------
Solid Waste Revenue - 5.2%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                           $1,100              $ 1,196,228
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                    2,000                2,111,540
 Northeast Maryland Waste Disposal Authority,
  (Southwest County Resource Recovery), MBIA,
  7.2s, 2005                                               1,000                1,109,020
 Prince George's County, MD, (Solid Waste
  Management), FSA, 5.25s, 2013                            3,500                3,590,720
                                                                              -----------
                                                                              $ 8,007,508
-----------------------------------------------------------------------------------------
State and Local Appropriation - 9.3%
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019                                           $  805              $ 1,096,651
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019                                              385                  524,486
 Howard County, MD, Certificates of Participation,
  "B", 8.15s, 2021                                           450                  624,469
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019                                              680                  926,364
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012                        1,000                1,072,820
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005                            2,495                2,117,706
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006                            2,490                2,022,403
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004                      980                  868,888


                                                                        25 - MMD

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
State and Local Appropriation - continued
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009               $1,500              $  1,052,055
 Puerto Rico Public Finance Corp., AMBAC, 5.375s,
  2018                                                 1,500                 1,609,020
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.665s, 2013++[DAG]                                    500                   601,650
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.665s, 2016++[DAG]                                  1,520                 1,795,485
                                                                          ------------
                                                                          $ 14,311,997
--------------------------------------------------------------------------------------
Universities - Colleges - 9.9%
 Annapolis, MD, Economic Development Rev. (St.
  John's College), 5.5s, 2018                         $  750              $    741,585
 Frederick County, MD, Educational Facilities Rev.
  (Mount St. Mary's College), 5.7s, 2020                 850                   841,016
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University), 5.125s,
  2020                                                 4,500                 4,578,615
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University), 5.625s,
  2027                                                 1,400                 1,464,344
 Maryland Health & Higher Education Facilities
  Authority Rev. (Upper Chesapeake Hospital),
  MBIA, 5.5s, 2016                                     3,000                 3,144,390
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s,
  2006+++                                              1,135                   921,756
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s,
  2008+++                                              1,400                 1,031,716
 Morgan, MD, State University Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015         1,500                 1,723,410
 University of Maryland, Auxillary Facilities &
  Tuition Rev., 0s, 2004                               1,000                   878,340
                                                                          ------------
                                                                          $ 15,325,172
--------------------------------------------------------------------------------------
Universities - Dormatories - 1.2%
 Maryland State Economic Development Corp.,
  Student Housing Rev. (Salisbury University), 6s,
  2019                                                $1,000              $    974,910
 Maryland State Economic Development Corp.,
  Student Housing Rev. (Towson University), 5.75s,
  2029                                                 1,000                   939,080
                                                                          ------------
                                                                          $  1,913,990
--------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.8%
 Guam Power Authority Rev., RITES, AMBAC,
  6.438s, 2015++[DAG]                                 $1,680              $  1,836,979
 Puerto Rico Electric Power Authority, Power Rev.,
  7s, 2011+++                                          1,000                 1,029,570
 Puerto Rico Electric Power Authority, Power
  Rev.,RITES, FSA, 6.403s, 2015++[DAG]                 1,400                 1,529,752
                                                                          ------------
                                                                          $  4,396,301
--------------------------------------------------------------------------------------

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.4%
 Baltimore, MD, Wastewater Rev., FGIC, 6s, 2015       $1,000              $  1,143,760
 Baltimore, MD, Wastewater Rev., MBIA, 5.65s,
  2020                                                 2,000                 2,149,300
 Baltimore, MD, Wastewater Rev., MBIA, 7.51s,
  2020++++                                             3,000                 3,455,400
 Maryland Community Development Administration,
  0s, 2032                                            11,605                 1,039,924
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009+++                                        450                   574,155
                                                                          ------------
                                                                          $  8,362,539
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $135,619,472)                     $145,330,223
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 4.9%
--------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian University
  Hospital), due 04/05/01                             $  200              $    200,000
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.), due
  04/02/01                                             1,100                 1,100,000
 Burke County, GA, Development Authority,
  Pollution Control Rev., due 04/02/01                   100                   100,000
 Commonwealth of Massachusetts, "A", Central
  Artery, due 04/02/01                                 3,150                 3,150,000
 Cuyahoga County, OH, Hospital Rev. (The
  Cleveland Clinic), due 04/02/01                        200                   200,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/02/01                              1,025                 1,025,000
 Illinois Educational Facilities Authority Rev.,
  (University Chicago Hospital), due 04/02/01          1,000                 1,000,000
 Pinellas County, FL, Health Facility Authority, due
  04/02/01                                               850                   850,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $  7,625,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $143,244,472 )                        $152,955,223

Other Assets, Less Liabilities - 0.8%                                        1,219,806
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $154,175,029
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


26 - MMD

Portfolio of Investments - March 31, 2001

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds - 96.9%

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
Airport and Port Revenue - 4.0%
 Massachusetts Port Authority, ETM, 12.75s,
  2002+++                                               $  230              $   245,633
 Massachusetts Port Authority, ETM, 13s, 2013+++           780                1,247,984
 Massachusetts Port Authority, 5s, 2015                  5,600                5,643,680
 Massachusetts Port Authority, 6s, 2015                    900                1,000,197
 Massachusetts Port Authority, 6.125s, 2017              1,460                1,623,287
                                                                            -----------
                                                                            $ 9,760,781
---------------------------------------------------------------------------------------
General Obligation - General Purpose - 19.2%
 Boston, MA, 5.75s, 2019                                $3,745              $ 3,957,641
 Brookline, MA, 5.375s, 2019                             1,800                1,865,088
 Commonwealth of Massachusetts, MBIA,
  7.5s, 2004                                             2,850                3,088,459
 Commonwealth of Massachusetts, ETM,
  0s, 2004+++                                            8,170                7,124,077
 Commonwealth of Massachusetts, 0s, 2004                 1,080                  939,708
 Commonwealth of Massachusetts, ETM, 0s,
  2005+++                                                2,000                1,663,600
 Commonwealth of Massachusetts, FGIC, ETM, 7s,
  2009                                                   1,150                1,373,491
 Commonwealth of Massachusetts, AMBAC, 6.75s,
  2009+++                                                2,350                2,424,636
 Commonwealth of Massachusetts, 6s, 2015                 3,000                3,324,870
 Commonwealth of Massachusetts, 5.875s, 2017             1,000                1,135,290
 Commonwealth of Massachusetts, 5.75s, 2019              2,000                2,123,740
 Commonwealth of Massachusetts, Consolidated
  Loan Series B, 5.625s, 2018                            2,000                2,224,360
 Commonwealth of Massachusetts, Consolidated
  Loan Series B, 5.75s, 2020                             1,000                1,121,620
 Fitchburg, MA, MBIA, 5s, 2015                           1,000                1,017,410
 Greater Lawrence MA San District, MBIA, 5.625s,
  2020                                                   1,940                2,042,665
 Haverhill, MA, FGIC, 7s, 2012+++                        1,250                1,329,962
 Mansfield, MA, FSA, 5.375s, 2017                        1,170                1,220,509
 Middleborough, MA, FGIC, 5.6s, 2014                        75                   81,338
 Northbridge, MA, 7.6s, 2001                               125                  126,633
 Sutton, MA, MBIA, 5.5s, 2017                            1,000                1,055,160
 Sutton, MA, MBIA, 5.5s, 2019                            1,000                1,045,460
 Westford, MA, FGIC, 5.25s, 2020                         2,250                2,286,675
 Weymouth, MA, MBIA, 5.375s, 2020                        1,250                1,287,787
 Worcester, MA, FSA, 6s, 2016                            3,155                3,518,992
                                                                            -----------
                                                                            $47,379,171
---------------------------------------------------------------------------------------
General Obligations - Improvement - 3.6%
 Commonwealth of Massachusetts, 6s, 2013                $  125              $   139,599
 Lawrence, MA, AMBAC, 9.75s, 2002                          150                  159,192
 Massachusetts Bay Transport Authority,
  Pennsylvania 675A 1, RITES, 9.037s, 2016++[DAG]        4,835                6,352,126
 Springfield, MA, Municipal Purpose Loan, FSA,
  6.25s, 2019                                            2,000                2,223,000
                                                                            -----------
                                                                            $ 8,873,917
---------------------------------------------------------------------------------------
General Obligations - Schools - 8.5%
 Belmont, MA, 5s, 2015                                  $2,165              $ 2,196,977
 Dudley-Charlton, MA, Regional School District,
  RITES, FGIC, 7.117s, 2015++[DAG]                       1,365                1,536,089
 Dudley-Charlton, MA, Regional School District,
  RITES, FGIC, 7.117s, 2016++[DAG]                       1,430                1,595,708
 Dudley-Charlton, MA, Regional School District,
  RITES, FGIC, 7.117s, 2018++[DAG]                       1,565                1,713,237
 Holyoke, MA, MBIA, 8s, 2001                             1,500                1,514,340
 Holyoke, MA, MBIA, 8.1s, 2005+++                          500                  542,895
 Lawrence, MA, AMBAC, 5.5s, 2018                         1,500                1,567,530
 Lynn, MA, AMBAC, 5.125s, 2018                           3,690                3,730,332

Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
General Obligations - Schools - continued
 Narragansett, MA, Regional School District,
  AMBAC, 6s, 2019                                       $1,720              $ 1,891,123
 Tantasqua, MA, Regional School District, FSA,
  5.375s, 2016                                           2,000                2,099,220
 Tantasqua, MA, Regional School District, FSA, 5s,
  2018                                                   2,575                2,578,270
                                                                            -----------
                                                                            $20,965,721
---------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 10.4%
 Massachusetts Health & Education Facilities
  Authority Rev. (Caritas Christi), 5.7s, 2015          $  980              $   866,467
 Massachusetts Health & Education Facilities
  Authority Rev. (Children's Hospital), 6.125s, 2012     2,185                2,264,971
 Massachusetts Health & Education Facilities
  Authority Rev. (Jordan Hospital), 5.25s, 2018          2,555                2,172,568
 Massachusetts Health & Education Facilities
  Authority Rev. (Massachusetts Eye & Ear
  Infirmary), 7.375s, 2011+++                            3,000                3,089,880
 Massachusetts Health & Education Facilities
  Authority Rev. (Milford-Whitinsville Regional),
  5.25s, 2018                                            1,500                1,205,730
 Massachusetts Health & Education Facilities
  Authority Rev. (New England Deaconess
  Hospital), 6.875s, 2022+++                             2,150                2,271,238
 Massachusetts Health & Education Facilities
  Authority Rev. (Newton Wellsley College), MBIA,
  6.125s, 2015                                           1,000                1,096,800
 Massachusetts Health & Education Facilities
  Authority Rev. (North Adams Regional Hospital),
  6.625s, 2018                                             975                  935,201
 Massachusetts Health & Education Facilities
  Authority Rev. (Partners Healthcare), MBIA,
  5.375s, 2018                                           2,000                2,017,880
 Massachusetts Health & Education Facilities
  Authority Rev. (South Shore Hospital), 5.625s, 2019    1,920                1,869,062
 Massachusetts Industrial Finance Agency Rev.
  (Massachusetts Biomedical Research), 0s, 2004          5,000                4,391,650
 Massachusetts Industrial Finance Agency Rev.
  (Massachusetts Biomedical Research), 0s, 2010          5,300                3,426,927
                                                                            -----------
                                                                            $25,608,374
---------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 2.4%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Alzheimers Center), FHA, 5.5s,
  2012                                                  $  625              $   645,469
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                                    525                  533,253
 Massachusetts Industrial Finance Agency Rev.
  (Beverly Enterprises), 8.375s, 2009                    4,040                4,206,205
 Massachusetts Industrial Finance Agency Rev.
  (Evanswood), 7.625s, 2014*                             1,200                  636,000
                                                                            -----------
                                                                            $ 6,020,927
---------------------------------------------------------------------------------------
Human Services - 1.2%
 Massachusetts Health & Education Facilities
  Authority Rev. (Learning Center for Deaf
  Children), 6.1s, 2019                                 $  950              $   871,159
 Massachusetts Industrial Finance Agency Rev.
  (Dexter School), 7.5s, 2011+++                         1,340                1,371,155
 Massachusetts Industrial Finance Agency Rev.
  (Vinfen Corp.), 7.1s, 2018+++                            610                  677,460
                                                                            -----------
                                                                            $ 2,919,774
---------------------------------------------------------------------------------------


                                                                        27 - MMA

----------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                       Value
----------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 2.3%
 Massachusetts Port Authority (US Airways),
  MBIA, 5.875s, 2016                                  $1,900                 $ 2,037,313
 Massachusetts Port Authority (USAIR), MBIA,
  5.625s, 2011                                         1,140                   1,217,406
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                           2,320                   2,328,236
                                                                             -----------
                                                                             $ 5,582,955
----------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.4%
 Massachusetts Development Finance Agency
  Rev., Resource Recovery Rev. (Waste
  Management, Inc.), 6.9s, 2029                       $  875                 $   918,059
----------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.4%
 Massachusetts Development Finance Agency
  Rev. (Springfield Resources Recovery), 5.625s,
  2019                                                $1,675                 $ 1,676,457
 Massachusetts Industrial Finance Agency Rev.
  (Welch Foods, Inc.), 5.6s, 2017                      1,700                   1,690,140
                                                                             -----------
                                                                             $ 3,366,597
----------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.6%
 Nantucket Island, MA, Land Bank, 7.75s, 2020+++      $1,200                 $ 1,237,176
 Springfield, MA, Industrial Development Finance
  Agency (Terminal Building), 8s, 2001                   271                     271,293
                                                                             -----------
                                                                             $ 1,508,469
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.7%
 Massachusetts Housing Finance Agency Rev.,
  AMBAC, 5.7s, 2020                                   $1,515                 $ 1,536,331
 Massachusetts Housing Finance Agency Rev.,
  FNMA, 6.9s, 2025                                     1,700                   1,794,248
 Somerville, MA, Housing Authority Rev (Clarendon
  Hi), GMNA, 7.85s, 2010                                 810                     819,809
                                                                             -----------
                                                                             $ 4,150,388
----------------------------------------------------------------------------------------
Parking - 0.5%
 Rail Connections, Inc., MA (Route 128 Parking
  Garage), 6s, 2012                                   $  500                 $   501,735
 Rail Connections, Inc., MA (Route 128 Parking
  Garage), 6s, 2013                                      500                     514,125
 Rail Connections, Inc., MA (Route 128 Parking
  Garage), 6s, 2014                                      250                     246,653
                                                                             -----------
                                                                             $ 1,262,513
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.3%
 Route 3 North Transport Improvement Associates,
  MBIA, 5.625s, 2020                                  $1,500                 $ 1,570,950
 Territory of Virgin Islands, 5.875s, 2018             1,420                   1,379,686
 Territory of Virgin Islands, 5.5s, 2022               2,950                   2,845,393
                                                                             -----------
                                                                             $ 5,796,029
----------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 2.4%
 Massachusetts Housing Finance Agency Rev.,
  6.6s, 2026                                          $  790                 $   824,286
 Massachusetts Housing Finance Agency Rev.,
  Amt Single Family Series 79, FSA, 5.85s, 2021        2,000                   2,053,080
 Massachusetts Industrial Finance Agency Rev.,
  MBIA, 6.35s, 2022                                    2,880                   3,003,955
                                                                             -----------
                                                                             $ 5,881,321
----------------------------------------------------------------------------------------

Municipal Bonds - continued

----------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                       Value
----------------------------------------------------------------------------------------
Solid Waste Revenue - 0.7%
 Massachusetts Industrial Finance Agency Rev.
  (Ogden Haverhill), 5.5s, 2013                       $   25                 $    23,817
 Massachusetts Industrial Finance Agency Rev.
  (Ogden Haverhill), 5.6s, 2019                        1,925                   1,757,563
                                                                             -----------
                                                                             $ 1,781,380
------                                                                       -----------
State and Local Appropriation - 9.4%
 Commonwealth of Massachusetts, 5s, 2017              $3,050                 $ 3,048,200
 Massachusetts Bay Transportation Authority,
  5.75s, 2018                                          3,780                   4,020,143
 Massachusetts Bay Transportation Authority, 7s,
  2021                                                 5,000                   6,153,250
 Massachusetts Development Finance Agency
  Rev., Visual & Performing Arts, 6s, 2015             1,135                   1,278,453
 Plymouth County, MA, Correctional Facilties,
  AMBAC, 5.125s, 2018                                  3,000                   3,016,050
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  8.028s, 2016++[DAG]                                  2,500                   2,953,100
 Univeristy of Massachusetts, Building Authority,
  AMBAC, 5.5s, 2018                                    1,400                   1,460,690
 University of Massachusetts, Building Authority
  Project, 5.125s, 2018                                1,150                   1,158,476
                                                                             -----------
                                                                             $23,088,362
----------------------------------------------------------------------------------------
Student Loan Revenue - 0.8%
 Massachusetts Educational Financing Authority,
  AMBAC, 5.3s, 2016                                   $1,975                 $ 1,972,354
 Massachusetts Educational Financing Authority,
  MBIA, 6.05s, 2017                                      100                     105,045
                                                                             -----------
                                                                             $ 2,077,399
----------------------------------------------------------------------------------------
Universities - Colleges - 15.5%
 Commonwealth of Massachusetts, College
  Building, MBIA, 5.625s, 2016                        $1,650                 $ 1,751,640
 Massachusetts Development Finance Agency
  Rev. (Eastern Nazarine College), 5.625s, 2019        1,750                   1,569,645
 Massachusetts Development Finance Agency
  Rev. (Higher Education Smith College), 5.375s,
  2016                                                 1,335                   1,395,863
 Massachusetts Development Finance Agency
  Rev. (Higher Education Smith College), 5.5s, 2017    1,210                   1,273,283
 Massachusetts Development Finance Agency
  Rev. (Suffolk University), 5.75s, 2019                 900                     884,808
 Massachusetts Development Finance Agency
  Rev. (Suffolk University), 5.85s, 2029               1,000                     986,390
 Massachusetts Health & Education Facilities
  Authority Rev., (Wheelock College), MBIA, 5.5s,
  2021                                                 3,525                   3,639,034
 Massachusetts Health & Education Facilities
  Authority Rev., (University of Massachusetts),
  FGIC, 5.625s, 2018                                   2,170                   2,286,030
 Massachusetts Health & Education Facilities
  Authority Rev. (Boston College), 5.25s, 2018         3,500                   3,534,405
 Massachusetts Health & Education Facilities
  Authority Rev. (Boston College), 5.25s, 2023         4,350                   4,365,181
 Massachusetts Health & Education Facilities
  Authority Rev. (Simmons College), AMBAC, 6.05s,
  2020                                                 1,745                   1,925,695


28 - MMA

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
Universities - Colleges - continued
 Massachusetts Health & Education Facilities
  Authority Rev. (University Massachusetts), FGIC,
  5.5s, 2017                                          $1,000              $  1,055,070
 Massachusetts Health & Education Facilities
  Authority Rev. (University of Massachusetts),
  FGIC, 5.75s, 2019                                    2,395                 2,555,417
 Massachusetts Health & Education Facilities
  Authority Rev. (University of Massachusetts),
  FGIC, 5.85s, 2020                                    1,300                 1,398,735
 Massachusetts Health & Education Facilities
  Authority Rev. (Wheaton College), 5.25s, 2019        1,000                 1,001,840
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2004                1,000                   875,630
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2009                1,000                   688,630
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2010                1,000                   653,620
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2011                  500                   309,970
 Massachusetts Industrial Finance Agency Rev.
  (Curry College), 8s, 2010                              450                   521,366
 Massachusetts Industrial Finance Agency Rev.
  (Curry College), 8s, 2014+++                         1,685                 1,939,620
 Massachusetts Industrial Finance Agency Rev.
  (Lesley College), CONNIE LEE, 6.3s, 2025             2,000                 2,149,520
 Massachusetts Industrial Finance Agency Rev.
  (Western New England College), AMBAC, 5s,
  2018                                                 1,555                 1,547,598
                                                                          ------------
                                                                          $ 38,308,990
--------------------------------------------------------------------------------------
Universities - Secondary Schools - 4.4%
 Massachusetts Development Finance Agency
  Rev. (Williston Northampton School), 6.5s, 2028     $1,000              $    966,250
 Massachusetts Development Finance Agency
  Rev. (Xaverian Brothers High School), 5.55s, 2019    1,000                   959,870
 Massachusetts Development Finance Agency
  Rev. (Xaverian Brothers High School), 5.65s, 2029    1,000                   955,220
 Massachusetts Industrial Finance Agency Rev.,
  Education Dana Hall School Issue, 5.9s, 2027         1,280                 1,259,789
 Massachusetts Industrial Finance Agency Rev.
  (Belmont Hill School), 5.625s, 2020                  1,050                 1,076,785
 Massachusetts Industrial Finance Agency Rev.
  (Concord Academy), 5.5s, 2027                        1,900                 1,794,018
 Massachusetts Industrial Finance Agency Rev.
  (Groton School), 5s, 2018                            2,960                 2,939,458
 Massachusetts Industrial Finance Agency Rev.
  (Tabor Academy), 5.4s, 2018                            900                   862,227
                                                                          ------------
                                                                          $ 10,813,617
--------------------------------------------------------------------------------------

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
Utilities - Municipal Owned - 0.3%
 Massachusetts Development Finance Agency
  Rev. (Devens Electric Systems), 5.625s, 2016        $  675              $    672,361
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.9%
 Holyoke, MA, 8s, 2001                                $   55              $     55,309
 Massachusetts Water Resources Authority, FGIC,
  6s, 2021                                             1,000                 1,091,300
 Massachusetts Water Resources Authority,
  RITES, FGIC, 9.469s, 2019++[DAG]                     4,010                 5,526,261
 Massachusetts Water Pollution Abatement, 5.75s,
  2017                                                 1,000                 1,073,310
 Massachusetts Water Pollution Abatement Trust,
  5.5s, 2013                                              25                    26,950
 Massachusetts Water Resources Authority,
  AMBAC, 5.25s, 2015                                   1,500                 1,589,625
 Massachusetts Water Resources Authority,
  MBIA, 5s, 2016                                       1,000                 1,006,840
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020+++                                    50                    53,895
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020                                    1,535                 1,545,668
                                                                          ------------
                                                                          $ 11,969,158
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $225,792,682)                     $238,706,263
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
--------------------------------------------------------------------------------------
 Commonwealth of Massachusetts, "A", Central
  Artery, due 04/02/01                                $1,600              $  1,600,000
 Massachusetts Health & Education Facilities
  Authority Rev., due 04/02/01                           100                   100,000
 Massachusetts Health & Education Facilities
  Authority Rev. (Boston University), Various Rate
  Capital Asset Project Series C, due 04/02/01           550                   550,000
 Massachusetts Water Resources Authority, due
  04/04/01                                               500                   500,000
 Massachusetts Water Resources Authority, due
  04/04/01                                               100                   100,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $  2,850,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $228,642,682)                         $241,556,263

Other Assets, Less Liabilities - 1.9%                                        4,773,616
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $246,329,879
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
    *Non-income producing security in default.
   ++Inverse floating rate security.
  +++Refunded bond.
[DAG]Restricted security.
    #Security segregated as collateral for an open futures contract.


                                                                        29 - MMA

Financial Statements

Statements of Assets and Liabilities

------------------------------------------------------------------------------------------------------------------------------
                                                                                       Alabama        Arkansas      California
March 31, 2001                                                                            Fund            Fund            Fund
------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $85,342,957    $113,762,363    $384,730,294
  Unrealized appreciation                                                            4,792,337       8,133,576      22,194,885
                                                                                   -----------    ------------    ------------
    Total investments, at value                                                    $90,135,294    $121,895,939    $406,925,179
 Cash                                                                                    6,792         111,855          24,732
 Receivable for daily variation margin on open futures contracts                            --          20,625          60,375
 Receivable for investments sold                                                     2,874,000           4,784              --
 Receivable for fund shares sold                                                        82,249         278,900       2,574,321
 Interest receivable                                                                 1,475,256       1,831,694       4,854,286
 Other assets                                                                              553           1,833           1,779
                                                                                   -----------    ------------    ------------
    Total assets                                                                   $94,574,144    $124,145,630    $414,440,672
                                                                                   -----------    ------------    ------------
Liabilities:
 Distributions payable                                                             $   237,540    $    259,551    $    757,257
 Payable for investments purchased                                                          --              --       5,117,106
 Payable for fund shares reacquired                                                    112,636          51,966       1,526,078
 Payable to affiliates -
  Management fee                                                                         1,803           2,375           7,762
  Shareholder servicing agent fee                                                          514             679           2,218
  Distribution and service fee                                                           1,803           3,913          28,336
  Administrative fee                                                                        90             119             388
 Accrued expenses and other liabilities                                                 73,815          77,139         335,259
                                                                                   -----------    ------------    ------------
    Total liabilities                                                              $   428,201    $    395,742    $  7,774,404
                                                                                   -----------    ------------    ------------
Net assets                                                                         $94,145,943    $123,749,888    $406,666,268
                                                                                   -----------    ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $89,347,767    $121,621,909    $389,602,818
 Unrealized appreciation on investments                                              4,792,337       8,170,787      22,195,323
 Accumulated net realized loss on investments                                         (197,883)     (6,235,332)     (5,078,045)
 Accumulated undistributed (distributions in excess of) net investment income          203,722         192,524          53,828
                                                                                   -----------    ------------    ------------
    Total                                                                          $94,145,943    $123,749,888    $406,666,268
                                                                                   -----------    ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                             7,753,280      11,304,969      50,426,983
 Class B                                                                             1,190,059         973,641      13,840,902
 Class C                                                                                    --              --       5,669,219
                                                                                   -----------    ------------    ------------
    Total shares of beneficial interest outstanding                                  8,943,339      12,278,610      69,937,104
                                                                                   -----------    ------------    ------------
Net assets:
 Class A                                                                           $81,614,689    $113,928,048    $293,137,200
 Class B                                                                            12,531,254       9,821,840      80,473,272
 Class C                                                                                    --              --      33,055,796
                                                                                   -----------    ------------    ------------
    Total net assets                                                               $94,145,943    $123,749,888    $406,666,268
                                                                                   -----------    ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $     10.53    $      10.08    $       5.81
                                                                                   -----------    ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $     11.06    $      10.58    $       6.10
                                                                                   -----------    ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $     10.53    $      10.09    $       5.81
                                                                                   -----------    ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                       --              --    $       5.83
                                                                                   -----------    ------------    ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------
                                                                                        Florida        Georgia
March 31, 2001                                                                             Fund           Fund
--------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $ 84,463,436   $ 64,229,775
  Unrealized appreciation                                                             4,414,698      4,301,941
                                                                                   ------------   ------------
    Total investments, at value                                                    $ 88,878,134   $ 68,531,716
 Cash                                                                                        --         48,068
 Receivable for daily variation margin on open futures contracts                          6,375             --
 Receivable for investments sold                                                        229,350         20,000
 Receivable for fund shares sold                                                        261,905         81,294
 Interest receivable                                                                  1,724,860      1,142,928
 Other assets                                                                                --            473
                                                                                   ------------   ------------
    Total assets                                                                   $ 91,100,624   $ 69,824,479
                                                                                   ------------   ------------
Liabilities:
 Distributions payable                                                             $    226,382   $    124,914
 Cash overdraft                                                                         144,786             --
 Payable for investments purchased                                                           --             --
 Payable for fund shares reacquired                                                      13,468          5,992
 Payable to affiliates -
  Management fee                                                                          1,737          1,336
  Shareholder servicing agent fee                                                           496            382
  Distribution and service fee                                                            3,460          1,669
  Administrative fee                                                                         87             67
 Accrued expenses and other liabilities                                                  82,889         78,773
                                                                                   ------------   ------------
    Total liabilities                                                              $    473,305   $    213,133
                                                                                   ------------   ------------
Net assets                                                                         $ 90,627,319   $ 69,611,346
                                                                                   ------------   ------------
Net assets consist of:
 Paid-in capital                                                                   $ 91,974,890   $ 66,524,596
 Unrealized appreciation on investments                                               4,420,542      4,301,941
 Accumulated net realized loss on investments                                        (5,829,912)    (1,182,996)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                  61,799        (32,195)
                                                                                   ------------   ------------
    Total                                                                          $ 90,627,319   $ 69,611,346
                                                                                   ------------   ------------
Shares of beneficial interest outstanding:
 Class A                                                                              6,715,296      4,827,349
 Class B                                                                              2,394,855      1,604,413
                                                                                   ------------   ------------
    Total shares of beneficial interest outstanding                                   9,110,151      6,431,762
                                                                                   ------------   ------------
Net assets:
 Class A                                                                           $ 66,807,154   $ 52,235,701
 Class B                                                                             23,820,165     17,375,645
                                                                                   ------------   ------------
    Total net assets                                                               $ 90,627,319   $ 69,611,346
                                                                                   ------------   ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.95   $      10.82
                                                                                   ------------   ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      10.45   $      11.36
                                                                                   ------------   ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.95   $      10.83
                                                                                   ------------   ------------

----------------------------------------------------------------------------------------------------------------
                                                                                       Maryland    Massachusetts
March 31, 2001                                                                             Fund             Fund
----------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $143,244,472     $228,642,682
  Unrealized appreciation                                                             9,710,751       12,913,581
                                                                                   ------------     ------------
    Total investments, at value                                                    $152,955,223     $241,556,263
 Cash                                                                                    15,152            7,405
 Receivable for daily variation margin on open futures contracts                          7,500               --
 Receivable for investments sold                                                             --        3,354,000
 Receivable for fund shares sold                                                        407,496          155,026
 Interest receivable                                                                  2,117,229        3,924,196
 Other assets                                                                               974            3,385
                                                                                   ------------     ------------
    Total assets                                                                   $155,503,574     $249,000,275
                                                                                   ------------     ------------
Liabilities:
 Distributions payable                                                             $    254,005     $    552,932
 Cash overdraft                                                                              --               --
 Payable for investments purchased                                                      848,262        1,984,595
 Payable for fund shares reacquired                                                     126,786           10,924
 Payable to affiliates -
  Management fee                                                                          2,957            4,729
  Shareholder servicing agent fee                                                           845            1,351
  Distribution and service fee                                                            3,981            5,804
  Administrative fee                                                                        148              237
 Accrued expenses and other liabilities                                                  91,561          109,824
                                                                                   ------------     ------------
    Total liabilities                                                              $  1,328,545     $  2,670,396
                                                                                   ------------     ------------
Net assets                                                                         $154,175,029     $246,329,879
                                                                                   ------------     ------------
Net assets consist of:
 Paid-in capital                                                                   $148,295,360     $235,769,092
 Unrealized appreciation on investments                                               9,701,750       12,913,581
 Accumulated net realized loss on investments                                        (3,824,959)      (2,115,680)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                   2,878         (237,114)
                                                                                   ------------     ------------
    Total                                                                          $154,175,029     $246,329,879
                                                                                   ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                                             11,042,253       19,469,161
 Class B                                                                              2,544,566        2,703,707
                                                                                   ------------     ------------
    Total shares of beneficial interest outstanding                                  13,586,819       22,172,868
                                                                                   ------------     ------------
Net assets:
 Class A                                                                           $125,316,257     $216,272,427
 Class B                                                                             28,858,772       30,057,452
                                                                                   ------------     ------------
    Total net assets                                                               $154,175,029     $246,329,879
                                                                                   ------------     ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      11.35     $      11.11
                                                                                   ------------     ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      11.92     $      11.66
                                                                                   ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      11.34     $      11.12
                                                                                   ------------     ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statements of Operations

-------------------------------------------------------------------------------------------------------
                                                              Alabama         Arkansas       California
Year Ended March 31, 2001                                        Fund             Fund             Fund
-------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                          $ 5,299,773      $ 7,123,014      $15,743,740
                                                          -----------      -----------      -----------
 Expenses -
  Management fee                                          $   479,449      $   662,393      $ 1,523,562
  Trustees' compensation                                       19,932           23,782           25,776
  Shareholder servicing agent fee                              87,276          120,566          277,351
  Distribution and service fee (Class A)                      189,970          111,230          198,957
  Distribution and service fee (Class B)                      112,887           80,966          557,475
  Distribution and service fee (Class C)                           --               --          145,946
  Administrative fee                                           12,943           17,878           41,300
  Custodian fee                                                33,951           45,749           94,452
  Printing                                                      5,707           13,244           29,911
  Postage                                                       2,687            4,497            7,819
  Auditing fees                                                30,522           29,607           32,968
  Legal fees                                                    2,404            2,155           26,831
  Miscellaneous                                                31,200           44,041           83,457
                                                          -----------      -----------      -----------
    Total expenses                                        $ 1,008,928      $ 1,156,108      $ 3,045,805
  Fees paid indirectly                                        (18,555)         (39,036)         (41,294)
  Reduction of expenses by investment adviser                (173,981)        (240,413)        (684,875)
                                                          -----------      -----------      -----------
    Net expenses                                          $   816,392      $   876,659      $ 2,319,636
                                                          -----------      -----------      -----------
     Net investment income                                $ 4,483,381      $ 6,246,355      $13,424,104
                                                          -----------      -----------      -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                 $   102,819      $   (26,406)     $  (912,331)
  Futures contracts                                           (10,953)         579,397           96,571
                                                          -----------      -----------      -----------
    Net realized gain (loss) on investments               $    91,866      $   552,991      $  (815,760)
                                                          -----------      -----------      -----------
 Change in unrealized appreciation (depreciation) -
  Investments                                             $ 4,446,407      $ 5,176,718      $18,930,624
  Futures contracts                                           (60,307)         (19,065)        (235,721)
                                                          -----------      -----------      -----------
    Net unrealized gain on investments                    $ 4,386,100      $ 5,157,653      $18,694,903
                                                          -----------      -----------      -----------
     Net realized and unrealized gain on investments      $ 4,477,966      $ 5,710,644      $17,879,143
                                                          -----------      -----------      -----------
      Increase in net assets from operations              $ 8,961,347      $11,956,999      $31,303,247
                                                          -----------      -----------      -----------

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------
                                                              Florida          Georgia         Maryland  Massachusetts
Year Ended March 31, 2001                                        Fund             Fund             Fund           Fund
----------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                           $4,919,700       $3,766,718      $ 8,313,350    $14,175,204
                                                           ----------       ----------      -----------    -----------
 Expenses -
  Management fee                                           $  464,133       $  355,519      $   778,842    $ 1,299,683
  Trustees' compensation                                       19,000           20,813           21,212         19,370
  Shareholder servicing agent fee                              84,485           64,716          141,774        236,566
  Distribution and service fee (Class A)                           --          121,544          401,660        731,705
  Distribution and service fee (Class B)                      164,541          160,984          270,136        275,073
  Administrative fee                                           12,497            9,602           21,022         35,014
  Custodian fee                                                34,720           29,443           53,427         81,661
  Printing                                                      9,292            7,409           19,041         16,558
  Postage                                                       3,821            2,241            5,464          6,984
  Auditing fees                                                29,621           29,616           31,935         30,059
  Legal fees                                                    4,532              301            4,108         12,578
  Miscellaneous                                                32,685           27,923           54,877         69,688
                                                           ----------       ----------      -----------    -----------
    Total expenses                                         $  859,327       $  830,111      $ 1,803,498    $ 2,814,939
  Fees paid indirectly                                        (14,973)         (14,345)         (41,635)       (28,208)
  Reduction of expenses by investment adviser                (168,437)        (129,013)        (282,634)      (471,704)
                                                           ----------       ----------      -----------    -----------
    Net expenses                                           $  675,917       $  686,753      $ 1,479,229    $ 2,315,027
                                                           ----------       ----------      -----------    -----------
     Net investment income                                 $4,243,783       $3,079,965      $ 6,834,121    $11,860,177
                                                           ----------       ----------      -----------    -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                  $  189,266       $ (101,948)     $   115,159    $   628,516
  Futures contracts                                            17,298           43,708         (121,775)        (1,715)
                                                           ----------       ----------      -----------    -----------
    Net realized gain (loss) on investments                $  206,564       $  (58,240)     $    (6,616)   $   626,801
                                                           ----------       ----------      -----------    -----------
 Change in unrealized appreciation (depreciation) -
  Investments                                              $4,027,399       $3,494,479      $ 6,907,751    $11,035,082
  Futures contracts                                           (32,279)              --         (160,595)      (105,817)
                                                           ----------       ----------      -----------    -----------
    Net unrealized gain on investments                     $3,995,120       $3,494,479      $ 6,747,156    $10,929,265
                                                           ----------       ----------      -----------    -----------
     Net realized and unrealized gain on investments       $4,201,684       $3,436,239      $ 6,740,540    $11,556,066
                                                           ----------       ----------      -----------    -----------
      Increase in net assets from operations               $8,445,467       $6,516,204      $13,574,661    $23,416,243
                                                           ----------       ----------      -----------    -----------

See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                                                 Alabama
Year Ended March 31, 2001                                                                           Fund
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
 Net investment income                                                                      $  4,483,381
 Net realized gain (loss) on investments                                                          91,866
 Net unrealized gain on investments                                                            4,386,100
                                                                                            ------------
  Increase in net assets
   from operations                                                                          $  8,961,347
                                                                                            ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                       $ (4,008,345)
 From net investment income (Class B)                                                           (510,310)
 From net investment income (Class C)                                                                 --
                                                                                            ------------
  Total distributions declared to shareholders                                              $ (4,518,655)
                                                                                            ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                           $ 13,782,065
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                                             1,924,303
 Cost of shares reacquired                                                                    (9,665,019)
                                                                                            ------------
  Net increase in net assets from
   fund share transactions                                                                  $  6,041,349
                                                                                            ------------
    Total increase in net assets                                                            $ 10,484,041
Net assets:
 At beginning of period                                                                       83,661,902
                                                                                            ------------
 At end of period                                                                           $ 94,145,943
                                                                                            ------------
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period                                                                $    203,722
                                                                                            ------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                Arkansas        California
Year Ended March 31, 2001                                                                           Fund              Fund
--------------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
 Net investment income                                                                     $   6,246,355     $  13,424,104
 Net realized gain (loss) on investments                                                         552,991          (815,760)
 Net unrealized gain on investments                                                            5,157,653        18,694,903
                                                                                           -------------     -------------
  Increase in net assets
   from operations                                                                         $  11,956,999     $  31,303,247
                                                                                           -------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                      $  (5,740,786)    $ (10,188,123)
 From net investment income (Class B)                                                           (409,944)       (2,768,304)
 From net investment income (Class C)                                                                 --          (612,223)
                                                                                           -------------     -------------
  Total distributions declared to shareholders                                             $  (6,150,730)    $ (13,568,650)
                                                                                           -------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                          $  15,038,576     $ 210,765,903
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                                             2,960,307         6,267,340
 Cost of shares reacquired                                                                   (16,393,342)      (95,778,592)
                                                                                           -------------     -------------
  Net increase in net assets from
   fund share transactions                                                                 $   1,605,541     $ 121,254,651
                                                                                           -------------     -------------
    Total increase in net assets                                                           $   7,411,810     $ 138,989,248
Net assets:
 At beginning of period                                                                      116,338,078       267,677,020
                                                                                           -------------     -------------
 At end of period                                                                          $ 123,749,888     $ 406,666,268
                                                                                           -------------     -------------
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period                                                               $     192,524     $     (53,828)
                                                                                           -------------     -------------

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Florida         Georgia         Maryland    Massachusetts
Year Ended March 31, 2001                                                   Fund            Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
 Net investment income                                            $   4,243,783     $  3,079,965    $   6,834,121    $  11,860,177
 Net realized gain (loss) on investments                                206,564          (58,240)          (6,616)         626,801
 Net unrealized gain on investments                                   3,995,120        3,494,479        6,747,156       10,929,265
                                                                  -------------     ------------    -------------    -------------
  Increase in net assets
   from operations                                                $   8,445,467     $  6,516,204    $  13,574,661    $  23,416,243
                                                                  -------------     ------------    -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $  (3,349,947)    $ (2,403,792)   $  (5,619,995)   $ (10,932,716)
 From net investment income (Class B)                                  (909,726)        (673,663)      (1,147,162)      (1,256,559)
                                                                  -------------     ------------    -------------    -------------
  Total distributions declared to shareholders                    $  (4,259,673)    $ (3,077,455)   $  (6,767,157)   $ (12,189,275)
                                                                  -------------     ------------    -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $  23,184,914     $ 10,527,703    $  17,951,959    $  25,498,391
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                    1,528,250        1,563,063        3,627,926        5,459,460
 Cost of shares reacquired                                          (22,378,380)      (8,749,371)     (16,014,627)     (28,825,790)
                                                                  -------------     ------------    -------------    -------------
  Net increase in net assets from
   fund share transactions                                        $   2,334,784     $  3,341,395    $   5,565,258    $   2,132,061
                                                                  -------------     ------------    -------------    -------------
    Total increase in net assets                                  $   6,520,578     $  6,780,144    $  12,372,762    $  13,359,029
Net assets:
 At beginning of period                                              84,106,741       62,831,202      141,802,267      232,970,850
                                                                  -------------     ------------    -------------    -------------
 At end of period                                                 $  90,627,319     $ 69,611,346    $ 154,175,029    $ 246,329,879
                                                                  -------------     ------------    -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $      61,799     $    (32,195)   $       2,878    $    (237,114)
                                                                  -------------     ------------    -------------    -------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------
                                                                    Alabama           Arkansas         California
Year Ended March 31, 2000                                              Fund               Fund               Fund
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                        $   4,389,130      $   6,384,894      $  14,136,039
 Net realized gain (loss) on investments                           (261,297)           100,225          1,627,215
 Net unrealized loss on investments                              (5,094,879)        (7,203,019)       (21,542,783)
                                                              -------------      -------------      -------------
  Decrease in net assets
   from operations                                            $    (967,046)     $    (717,900)     $  (5,779,529)
                                                              -------------      -------------      -------------
Distributions declared to shareholders -
 From net investment income (Class A)                         $  (3,861,217)     $  (5,925,715)     $ (10,614,498)
 From net investment income (Class B)                              (528,444)          (415,186)        (2,636,701)
 From net investment income (Class C)                                    --                 --           (432,554)
 From net realized gain on investments (Class A)                   (848,799)                --                 --
 From net realized gain on investments (Class B)                   (138,597)                --                 --
 In excess of net realized gain on investments (Class A)               (398)                --                 --
 In excess of net realized gain on investments (Class B)                (65)                --                 --
                                                              -------------      -------------      -------------
  Total distributions declared to shareholders                $  (5,377,520)     $  (6,340,901)     $ (13,683,753)
                                                              -------------      -------------      -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                             $  14,043,917      $   6,862,514      $  46,552,236
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                2,544,352          2,916,772          6,199,778
 Cost of shares reacquired                                      (11,884,985)       (21,635,217)       (64,150,223)
                                                              -------------      -------------      -------------
  Net increase (decrease) in net assets from
   fund share transactions                                    $   4,703,284      $ (11,855,931)     $ (11,398,209)
                                                              -------------      -------------      -------------
    Total decrease in net assets                              $  (1,641,282)     $ (18,914,732)     $ (30,861,491)
Net assets:
 At beginning of period                                          85,303,184        135,252,810        298,538,511
                                                              -------------      -------------      -------------
 At end of period                                             $  83,661,902      $ 116,338,078      $ 267,677,020
                                                              -------------      -------------      -------------
Accumulated undistributed net investment income included
 in net assets at end of period                               $     241,089      $      82,653      $     172,474
                                                              -------------      -------------      -------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Florida          Georgia        Maryland     Massachusetts
Year Ended March 31, 2000                                                   Fund             Fund            Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
 Net investment income                                             $   4,601,157    $   3,221,640    $   7,107,274    $  13,017,749
 Net realized gain (loss) on investments                                 946,715         (346,236)        (185,379)       1,131,509
 Net unrealized loss on investments                                   (7,375,978)      (4,061,579)      (9,364,960)     (19,039,139)
                                                                   -------------    -------------    -------------    -------------
  Decrease in net assets
   from operations                                                 $  (1,828,106)   $  (1,186,175)   $  (2,443,065)   $  (4,889,881)
                                                                   -------------    -------------    -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                              $  (3,669,012)   $  (2,583,113)   $  (5,853,013)   $ (11,660,828)
 From net investment income (Class B)                                   (941,229)        (631,737)      (1,176,743)      (1,191,178)
                                                                   -------------    -------------    -------------    -------------
  Total distributions declared to shareholders                     $  (4,610,241)   $  (3,214,850)   $  (7,029,756)   $ (12,852,006)
                                                                   -------------    -------------    -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                  $  25,972,017    $   6,953,821    $  11,535,855    $  22,121,042
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                     1,688,936        1,626,287        3,762,280        5,945,668
 Cost of shares reacquired                                           (35,556,134)     (12,825,000)     (24,186,241)     (42,949,525)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets from
   fund share transactions                                         $  (7,895,181)   $  (4,244,892)   $  (8,888,106)   $ (14,882,815)
                                                                   -------------    -------------    -------------    -------------
    Total decrease in net assets                                   $ (14,333,528)   $  (8,645,917)   $ (18,360,927)   $ (32,624,702)
Net assets:
 At beginning of period                                               98,440,269       71,477,119      160,163,194      265,595,552
                                                                   -------------    -------------    -------------    -------------
 At end of period                                                  $  84,106,741    $  62,831,202    $ 141,802,267    $ 232,970,850
                                                                   -------------    -------------    -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period     $      39,425    $     (34,705)   $    (111,303)   $     156,623
                                                                   -------------    -------------    -------------    -------------

See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                   Alabama Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   -------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                   -------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.00     $  10.76     $  10.80     $  10.48     $  10.52
                                                                   ---------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                        $    0.54     $   0.54     $   0.54     $   0.55     $   0.56
 Net realized and unrealized gain (loss) on investments                 0.53        (0.64)       (0.01)        0.45         0.04
                                                                   ---------     --------     --------     --------     --------
  Total from investment operations                                 $    1.07     $  (0.10)    $   0.53     $   1.00     $   0.60
                                                                   ---------     --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.54)    $  (0.54)    $  (0.54)    $  (0.55)    $  (0.55)
 From net realized gain on investments                                    --        (0.12)       (0.03)       (0.13)       (0.09)
 In excess of net realized gain on investments                            --        (0.00)+         --           --           --
                                                                   ---------     --------     --------     --------     --------
  Total distributions declared to shareholders                     $   (0.54)    $  (0.66)    $  (0.57)    $  (0.68)    $  (0.64)
                                                                   ---------     --------     --------     --------     --------
Net asset value - end of period                                    $   10.53     $  10.00     $  10.76     $  10.80     $  10.48
                                                                   ---------     --------     --------     --------     --------
Total return++                                                        11.00%      (0.82)%        5.03%        9.72%        5.82%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.86%        0.89%        0.95%        1.04%        1.10%
 Net investment income                                                 5.25%        5.28%        5.04%        5.12%        5.28%
Portfolio turnover                                                       17%          44%          23%          21%          22%
Net assets at end of period (000 omitted)                          $  81,615     $ 72,736     $ 73,851     $ 75,538     $ 76,928

 [sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $    0.52     $   0.52     $   0.53     $   0.54           --
   Ratios (to average net assets):
    Expenses##                                                         1.06%        1.07%        1.07%        1.11%           --
    Net investment income                                              5.05%        5.10%        4.92%        5.05%           --

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                   Alabama Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   -------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                   -------------------------------------------------------------
                                                                     Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.00     $  10.76    $   10.80     $  10.48     $  10.52
                                                                   ---------     --------    ---------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                        $    0.46     $   0.46    $    0.46     $   0.47     $   0.47
 Net realized and unrealized gain (loss) on investments                 0.53        (0.64)       (0.01)        0.45         0.04
                                                                   ---------     --------    ---------     --------     --------
  Total from investment operations                                 $    0.99     $  (0.18)   $    0.45     $   0.92     $   0.51
                                                                   ---------     --------    ---------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.46)    $  (0.46)   $   (0.46)   $   (0.47)    $  (0.47)
 From net realized gain on investments                                    --        (0.12)       (0.03)       (0.13)       (0.08)
 In excess of net realized gain on investments                            --        (0.00)+         --           --           --
                                                                   ---------     --------    ---------    ---------     --------
  Total distributions declared to shareholders                     $   (0.46)    $  (0.58)   $   (0.49)   $   (0.60)    $  (0.55)
                                                                   ---------     --------    ---------    ---------     --------
Net asset value - end of period                                    $   10.53     $  10.00    $   10.76     $  10.80     $  10.48
                                                                   ---------     --------    ---------    ---------     --------
Total Return                                                          10.17%      (1.56)%        4.25%        8.91%        4.98%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.61%        1.64%        1.69%        1.79%        1.90%
 Net investment income                                                 4.50%        4.53%        4.29%        4.36%        4.48%
Portfolio turnover                                                       17%          44%          23%          21%          22%
Net assets at end of period (000 omitted)                          $  12,531     $ 10,926    $  11,452    $   8,074      $ 7,281

 [sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $    0.46     $   0.44    $    0.45     $   0.46           --
   Ratios (to average net assets):
    Expenses##                                                         1.81%        1.82%        1.81%        1.86%           --
    Net investment income                                              4.30%        4.35%        4.17%        4.29%           --

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Arkansas Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                  -------------------------------------------------------------
                                                                        2001        2000         1999         1998         1997
                                                                  -------------------------------------------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                               $   9.61      $  10.14     $  10.18     $   9.72     $   9.75
                                                                  --------      --------     --------     --------     -------
Income from investment operations# -
 Net investment income[sec]                                       $   0.51      $   0.50     $   0.50     $   0.50     $   0.50
 Net realized and unrealized gain (loss) on investments               0.47         (0.53)       (0.04)        0.46        (0.03)
                                                                  --------      --------     --------     --------     --------
  Total from investment operations                                $   0.98      $  (0.03)    $   0.46     $   0.96     $   0.47
                                                                  --------      --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                       $  (0.51)     $  (0.50)    $  (0.50)    $  (0.50)    $  (0.50)
 In excess of net realized gain on investments                          --            --           --        (0.00)+         --
                                                                  --------      --------     --------     --------     --------
  Total distributions declared to shareholders                    $  (0.51)     $  (0.50)    $  (0.50)    $  (0.50)    $  (0.50)
                                                                  --------      --------     --------     --------     --------
Net asset value - end of year                                     $  10.08      $   9.61     $  10.14     $  10.18     $   9.72
                                                                  --------      -------      --------     --------     --------
Total return++                                                      10.45%       (0.24)%        4.60%       10.06%         4.87%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                          0.70%         0.72%        0.77%        0.85%         0.92%
 Net investment income                                               5.25%         5.14%        4.92%        4.97%         5.14%
Portfolio turnover                                                     12%           28%          12%          15%            9%
Net assets at end of year (000 omitted)                           $113,928      $107,111     $124,644     $134,072     $144,263

 [sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                          $   0.49      $   0.48     $   0.49     $   0.49     $     --
   Ratios (to average net assets):
    Expenses##                                                       0.90%         0.90%        0.89%        0.92%           --
    Net investment income                                            5.05%         4.96%        4.80%        4.90%           --
 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------
                                                                  Arkansas Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  --------------------------------------------------------
                                                                      2001        2000        1999        1998        1997
                                                                  --------------------------------------------------------
                                                                   Class B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                               $   9.62     $ 10.14    $  10.18     $  9.72     $  9.75
                                                                  --------     -------    --------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                       $   0.44     $  0.42    $   0.43     $  0.42     $  0.42
 Net realized and unrealized gain (loss) on investments               0.46       (0.53)      (0.04)       0.46       (0.03)
                                                                  --------     -------    --------     -------     -------
  Total from investment operations                                $   0.90     $ (0.11)   $   0.39     $  0.88     $  0.39
                                                                  --------     -------    --------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                       $  (0.43)    $ (0.41)   $  (0.43)    $ (0.42)    $ (0.42)
 In excess of net realized gain on investments                          --          --          --       (0.00)+        --
                                                                  --------     -------    --------     -------     -------
  Total distributions declared to shareholders                    $  (0.43)    $ (0.41)   $  (0.43)    $ (0.42)    $ (0.42)
                                                                  --------     -------    --------     -------     -------
Net asset value - end of year                                     $  10.09     $  9.62    $  10.14     $ 10.18     $  9.72
                                                                  --------     -------    --------     -------     -------
Total return                                                         9.59%     (1.02)%       3.91%       9.18%       4.05%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                         1.47%       1.62%       1.43%       1.65%       1.71%
 Net investment income                                               4.49%       4.33%       4.26%       4.15%       4.34%
Portfolio turnover                                                     12%         28%         12%         15%          9%
Net assets at end of year (000 omitted)                           $  9,822     $ 9,227    $ 10,609     $ 7,370     $ 7,548

 [sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                          $   0.42     $  0.40    $   0.42     $  0.41          --
   Ratios (to average net assets):
    Expenses##                                                       1.67%       1.80%       1.55%       1.72%          --
    Net investment income                                            4.29%       4.15%       4.14%       4.08%          --

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.


See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  California Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                  --------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $    5.52     $   5.89     $   5.80    $    5.47    $    5.52
                                                                   ---------     --------     --------     --------    ---------
Income from investment operations# -
 Net investment income[sec]                                        $    0.28     $   0.29     $   0.29    $    0.29    $    0.30
 Net realized and unrealized gain (loss) on investments                 0.30        (0.38)        0.09         0.33        (0.05)
                                                                   ---------     --------     --------     --------    ---------
  Total from investment operations                                 $    0.58     $  (0.09)    $   0.38    $    0.62    $    0.25
                                                                   ---------     --------     --------     --------    ---------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.29)    $  (0.28)    $  (0.29)   $   (0.29)   $   (0.30)
 In excess of net investment income                                       --           --        (0.00)+         --           --
                                                                   ---------     --------     --------    ---------    ---------
  Total distributions declared to shareholders                     $   (0.29)    $  (0.28)    $  (0.29)   $   (0.29)   $   (0.30)
                                                                   ---------     --------     --------    ---------    ---------
Net asset value - end of period                                    $    5.81     $   5.52     $   5.89    $    5.80    $    5.47
                                                                   ---------     --------     --------    ---------    ---------
Total return++                                                        10.78%       (1.41)%       6.59%       11.51%        4.55%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.62%        0.51%        0.60%        0.64%        0.66%
 Net investment income                                                 5.08%        5.21%        4.82%        5.07%        5.36%
Portfolio turnover                                                       21%          40%          26%          49%          78%
Net assets at end of period (000 omitted)                          $ 293,137     $196,828     $226,903    $ 222,421    $ 232,612

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $    0.27     $   0.27     $   0.27    $    0.28    $    0.29
   Ratios (to average net assets):
    Expenses##                                                         0.87%        0.86%        0.77%        0.79%        0.81%
    Net investment income                                              4.83%        4.86%        4.65%        4.92%        5.21%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

 ++Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  California Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                  --------------------------------------------------------------
                                                                     Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $    5.52     $   5.89     $   5.80    $    5.47    $    5.52
                                                                   ---------     --------     --------    ---------    ---------
Income from investment operations# -
 Net investment income[sec]                                        $    0.24     $   0.25     $   0.24    $    0.24    $    0.25
 Net realized and unrealized gain (loss) on investments                 0.30         (0.38)       0.09         0.33        (0.05)
                                                                   ---------     --------     --------    ---------    ---------
  Total from investment operations                                 $    0.54     $  (0.13)    $   0.33    $    0.57    $    0.20
                                                                   ---------     --------     --------    ---------    ---------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.25)    $  (0.24)    $  (0.24)   $   (0.24)   $   (0.25)
 In excess of net investment income                                       --           --        (0.00)+         --           --
                                                                   ---------     --------     --------    ---------    ---------
  Total distributions declared to shareholders                     $   (0.25)    $  (0.24)    $  (0.24)   $   (0.24)   $   (0.25)
                                                                   ---------     --------     --------    ---------    ---------
Net asset value - end of period                                    $    5.81      $   5.52    $   5.89    $    5.80    $    5.47
                                                                   ---------     --------     --------    ---------    ---------
Total return                                                           9.93%      (2.21)%        5.74%       10.62%        3.64%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.39%        1.31%        1.39%        1.44%        1.54%
 Net investment income                                                 4.31%        4.38%        4.02%        4.26%        4.48%
Portfolio turnover                                                       21%          40%          26%          49%          78%
Net assets at end of period (000 omitted)                          $  80,473     $ 60,367     $ 61,458    $  43,790    $  36,694

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $    0.23     $   0.23     $   0.22    $    0.23    $    0.24
   Ratios (to average net assets):
    Expenses##                                                         1.64%        1.66%        1.56%        1.59%        1.69%
    Net investment income                                              4.06%        4.03%        3.85%        4.11%        4.33%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  California Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                  --------------------------------------------------------------
                                                                     Class c
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $    5.53     $   5.90     $   5.81     $   5.48     $   5.53
                                                                   ---------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                        $    0.23     $   0.24     $   0.23     $   0.23     $   0.24
 Net realized and unrealized gain (loss) on investments                 0.31        (0.38)        0.09         0.33        (0.05)
                                                                   ---------     --------     --------     --------     --------
  Total from investment operations                                 $    0.54     $  (0.14)    $   0.32     $   0.56     $   0.19
                                                                   ---------     --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.24)    $  (0.23)    $  (0.23)    $  (0.23)   $   (0.24)
 In excess of net investment income                                       --           --        (0.00)+         --           --
                                                                   ---------     --------     --------     --------    ---------
  Total distributions declared to shareholders                     $   (0.24)    $  (0.23)    $  (0.23)    $  (0.23)   $   (0.24)
                                                                   ---------     --------     --------     --------    ---------
Net asset value - end of period                                    $    5.83     $   5.53     $   5.90     $   5.81    $    5.48
                                                                   ---------     --------     --------     --------    ---------
Total return                                                           9.96%      (2.29)%        5.54%       10.39%        3.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.52%        1.41%        1.56%        1.64%        1.66%
 Net investment income                                                 4.21%        4.32%        3.84%        4.08%        4.37%
Portfolio turnover                                                       21%          40%          26%          49%          78%
Net assets at end of period (000 omitted)                          $  33,056     $ 10,482     $ 10,178     $  4,396    $   3,856

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $    0.22     $   0.22     $   0.21     $   0.22     $   0.23
   Ratios (to average net assets):
    Expenses##                                                          1.77%       1.76%        1.74%        1.79%        1.81%
    Net investment income                                               3.96%       3.97%        3.66%        3.93%        4.22%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Florida Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                  --------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.47     $  10.12     $  10.10     $   9.64     $   9.82
                                                                    --------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.50     $   0.50     $   0.50     $   0.50     $   0.51
 Net realized and unrealized gain (loss) on investments                 0.49        (0.65)        0.02         0.46        (0.18)
                                                                    --------     --------     --------     --------     --------
  Total from investment operations                                  $   0.99     $  (0.15)    $   0.52     $   0.96     $   0.33
                                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.51)    $  (0.50)    $  (0.50)    $  (0.50)    $  (0.51)
                                                                    --------     --------     --------     --------     --------
  Total distributions declared to shareholders                      $  (0.51)    $  (0.50)    $  (0.50)    $  (0.50)    $  (0.51)
                                                                    --------     --------     --------     --------     --------
Net asset value - end of period                                     $   9.95     $   9.47     $  10.12     $  10.10     $   9.64
                                                                    --------     --------     --------     --------     --------
Total return++                                                         10.72%     (1.38)%        5.25%       10.16%        3.43%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.63%       0.66%        0.69%        0.78%        0.86%
 Net investment income                                                  5.23%       5.21%        4.96%        5.03%        5.26%
Portfolio turnover                                                        18%         52%          23%          14%          24%
Net assets at end of period (000 Omitted)                           $ 66,807     $ 64,107     $ 77,628     $ 77,711     $ 80,342

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.48     $   0.48     $   0.49     $   0.49           --
   Ratios (to average net assets):
    Expenses##                                                          0.83%       0.84%         0.81%       0.85%           --
    Net investment income                                               5.03%       5.03%         4.84%       4.96%           --

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Florida Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                  --------------------------------------------------------------
                                                                     Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.47     $  10.11     $  10.09     $   9.64     $   9.82
                                                                    --------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.42     $   0.43     $   0.42     $   0.42     $   0.43
 Net realized and unrealized gain (loss) on investments                 0.49        (0.64)        0.02         0.45        (0.18)
                                                                    --------     --------     --------     --------     --------
  Total from investment operations                                  $   0.91     $  (0.21)    $   0.44     $   0.87     $   0.25
                                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.43)    $  (0.43)    $  (0.42)    $  (0.42)    $  (0.43)
                                                                    --------     --------     --------     --------     --------
  Total distributions declared to shareholders                      $  (0.43)    $  (0.43)    $  (0.42)    $  (0.42)    $  (0.43)
                                                                    --------     --------     --------     --------     --------
Net asset value - end of period                                     $   9.95     $   9.47     $  10.11     $  10.09     $   9.64
                                                                    --------     --------     --------     --------     --------
Total return                                                           9.84%      (2.07)%         4.42%        9.18%        2.56%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.43%        1.45%         1.49%        1.58%        1.72%
 Net investment income                                                 4.43%        4.42%         4.16%        4.22%        4.40%
Portfolio turnover                                                       18%          52%           23%          14%          24%
Net assets at end of period (000 Omitted)                           $ 23,820     $ 19,999     $ 20,813     $ 16,719     $ 14,701

 [sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.41     $   0.41     $   0.41     $   0.41           --
   Ratios (to average net assets):
    Expenses##                                                         1.63%        1.63%         1.61%        1.65%          --
    Net investment income                                              4.23%        4.24%         4.04%        4.15%          --

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Georgia Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended March 31,
                                                                  -------------------------------------------------------------
                                                                        2001         2000        1999          1998         1997
                                                                  -------------------------------------------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.26     $  10.93     $  10.95     $  10.38   $   10.47
                                                                    --------     --------     --------     --------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $   0.52     $   0.52     $   0.55     $   0.56   $    0.56
 Net realized and unrealized gain (loss) on investments                 0.56        (0.67)       (0.02)        0.56       (0.10)
                                                                    --------     --------     --------     --------   ---------
  Total from investment operations                                  $   1.08     $  (0.15)    $   0.53     $   1.12   $    0.46
                                                                    --------     --------     --------     --------   ---------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.52)    $  (0.52)    $  (0.55)    $  (0.55)  $   (0.55)
 In excess of net investment income                                       --           --        (0.00)+         --          --
                                                                    --------     --------     --------     --------   ---------
  Total distributions declared to shareholders                      $  (0.52)    $  (0.52)    $  (0.55)    $  (0.55)  $   (0.55)
                                                                    --------     --------     --------     --------   ---------
Net asset value - end of period                                     $ 10.82      $  10.26     $  10.93     $  10.95   $   10.38
                                                                    --------     --------     --------     --------   ---------
Total return++                                                        10.80%      (1.32)%        4.09%       11.02%       4.47%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.90%        0.93%        0.97%        1.03%       1.03%
 Net investment income                                                 4.95%        4.98%        4.97%        5.14%       5.34%
Portfolio turnover                                                       24%          39%          35%          18%         27%
Net assets at end of period (000 Omitted)                           $ 52,236     $ 48,054     $ 56,886     $ 59,546   $  59,843

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.50     $   0.50     $   0.54     $   0.55   $    0.55
   Ratios (to average net assets):
    Expenses##                                                         1.10%        1.11%        1.09%         1.13%      1.10%
    Net investment income                                              4.75%        4.80%        4.85%         5.04%      5.27%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Georgia Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended March 31,
                                                                  -------------------------------------------------------------
                                                                        2001         2000         1999          1998        1997
                                                                  -------------------------------------------------------------
                                                                     Class B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.27     $  10.93     $  10.95     $   10.38   $   10.47
                                                                   ---------     --------     --------     ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                        $    0.45     $   0.44     $   0.47     $    0.48   $    0.47
 Net realized and unrealized gain (loss) on investments                 0.55        (0.66)       (0.02)         0.56       (0.09)
                                                                   ---------     --------     --------     ---------   ---------
  Total from investment operations                                 $    1.00     $  (0.22)    $   0.45     $    1.04   $    0.38
                                                                   ---------     --------     --------     ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.44)    $  (0.44)    $  (0.47)    $   (0.47)  $   (0.47)
 In excess of net investment income                                       --           --        (0.00)+          --          --
                                                                   ---------     --------     --------     ---------   ---------
  Total distributions declared to shareholders                     $   (0.44)    $  (0.44)    $  (0.47)    $   (0.47)  $   (0.47)
                                                                   ---------     --------     --------     ---------   ---------
Net asset value - end of period                                    $   10.83     $  10.27     $  10.93     $   10.95   $   10.38
                                                                   ---------     --------     --------     ---------   ---------
Total return                                                           9.97%       (2.06)%       4.22%        10.19%       3.63%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.65%        1.68%        1.72%         1.77%       1.83%
 Net investment income                                                 4.25%        4.24%        4.22%         4.39%       4.53%
Portfolio turnover                                                       24%          39%          35%           18%         27%
Net assets at end of period (000,000 Omitted)                      $  17,376     $ 14,777     $ 14,591     $  10,871   $   9,995

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $    0.43     $   0.42     $   0.45     $    0.47   $    0.47
   Ratios (to average net assets):
    Expenses##                                                         1.85%        1.86%        1.84%         1.87%       1.90%
    Net investment income                                              4.05%        4.06%        4.10%         4.29%       4.46%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.


See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Maryland Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999          1998        1997
                                                                  --------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.81     $  11.49     $  11.47     $  10.89     $  11.04
                                                                    --------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.54     $   0.53     $   0.54     $   0.54     $   0.57
 Net realized and unrealized gain (loss) on investments                 0.54        (0.68)        0.02         0.59        (0.16)
                                                                    --------     --------     --------     --------     --------
  Total from investment operations                                  $   1.08     $  (0.15)    $   0.56     $   1.13     $   0.41
                                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.54)    $  (0.53)    $  (0.54)    $  (0.54)    $  (0.56)
 In excess of net investment income                                       --           --           --        (0.01)          --
                                                                    --------     --------     --------     --------     --------
  Total distributions declared to shareholders                      $  (0.54)    $  (0.53)    $  (0.54)    $  (0.55)    $  (0.56)
                                                                    --------     --------     --------     --------     --------
Net asset value - end of period                                     $  11.35     $  10.81     $  11.49     $  11.47     $  10.89
                                                                    --------     -------      --------     --------     --------
Total return++                                                        10.26%      (1.27)%        4.94%       10.57%        3.75%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.95%        0.96%        1.03%        1.09%        1.12%
 Net investment income                                                 4.96%        4.85%        4.67%        4.79%        5.21%
Portfolio turnover                                                       14%          24%          14%          21%          22%
Net assets at end of period (000 omitted)                           $125,316     $114,957     $131,261     $126,018     $126,405

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.52     $   0.51     $   0.53     $   0.53     $   0.57
   Ratios (to average net assets):
    Expenses##                                                         1.15%        1.14%         1.15%        1.19%       1.19%
    Net investment income                                              4.76%        4.67%         4.55%        4.69%       5.14%

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Maryland Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999          1998        1997
                                                                  --------------------------------------------------------------
                                                                     Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.81     $  11.48     $  11.47     $   10.88   $   11.03
                                                                    --------     --------     --------     ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $   0.47     $   0.46     $   0.45     $    0.47   $    0.50
 Net realized and unrealized gain (loss) on investments                 0.53        (0.67)        0.02          0.60       (0.17)
                                                                    --------     --------     --------     ---------   ---------
  Total from investment operations                                  $   1.00     $  (0.21)    $   0.47     $    1.07   $    0.33
                                                                    --------     --------     --------     ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.47)    $  (0.46)    $  (0.46)    $   (0.47)  $   (0.48)
 In excess of net investment income                                       --           --           --         (0.01)         --
                                                                    --------     --------     --------     ---------   ---------
  Total distributions declared to shareholders                      $  (0.47)    $  (0.46)    $  (0.46)    $   (0.48)  $   (0.48)
                                                                    --------     --------     --------     ---------   ---------
Net asset value - end of period                                     $  11.34     $  10.81     $  11.48     $   11.47   $   10.88
                                                                    --------     -------      --------     ---------   ---------
Total return                                                           9.46%      (1.82)%        4.18%         9.96%       3.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.60%        1.61%        1.68%         1.74%       1.82%
 Net investment income                                                 4.30%        4.21%        4.01%         4.12%       4.50%
Portfolio turnover                                                       14%          24%          14%           21%         22%
Net assets at end of period (000 omitted)                           $ 28,859     $ 26,845     $ 28,902     $  21,622   $  17,379

 [sec] The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.47     $   0.44     $   0.45     $    0.46   $    0.49
   Ratios (to average net assets):
    Expenses##                                                         1.80%        1.79%        1.80%         1.84%       1.89%
    Net investment income                                              4.10%        4.03%        3.89%         4.02%       4.43%

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Massachusetts Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999          1998        1997
                                                                  --------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.60     $  11.35     $  11.34     $  10.86    $  10.98
                                                                    --------     --------     --------     --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.55     $   0.57     $   0.58     $   0.58    $   0.61
 Net realized and unrealized gain (loss) on investments                 0.52        (0.76)       (0.01)        0.48       (0.14)
                                                                    --------     --------     --------     --------    --------
  Total from investment operations                                  $   1.07     $  (0.19)    $   0.57     $   1.06    $   0.47
                                                                    --------     --------     --------     --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.56)    $  (0.56)    $  (0.56)    $  (0.58)   $  (0.59)
 In excess of net investment income                                       --           --           --        (0.00)+        --
                                                                    --------     --------     --------     --------    --------
  Total distributions declared to shareholders                      $  (0.56)    $  (0.56)    $  (0.56)    $  (0.58)   $  (0.59)
                                                                    --------     --------     --------     --------    --------
Net asset value - end of period                                     $  11.11     $  10.60     $  11.35     $  11.34    $  10.86
                                                                    --------     --------     --------     --------    --------
Total return++                                                        10.44%      (1.57)%         5.11%       9.99%       4.39%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.92%        0.92%         1.00%       1.06%       1.12%
 Net investment income                                                 5.10%        5.29%         5.08%       5.18%       5.55%
Portfolio turnover                                                       22%          35%           28%         24%         33%
Net assets at end of period (000 Omitted)                           $216,272     $207,228     $239,980     $237,861    $234,874

 [sec] The investment adviser voluntarily waived a portion of its fee of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.53     $   0.55     $   0.57     $   0.57    $   0.60
   Ratios (to average net assets):
    Expenses##                                                         1.12%        1.10%         1.12%       1.16%       1.19%
    Net investment income                                              4.90%        5.11%         4.96%       5.08%       5.48%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Massachusetts Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                        2001         2000         1999          1998        1997
                                                                  --------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.60     $  11.35     $  11.35     $  10.87     $  10.99
                                                                    --------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.48     $   0.50     $   0.50     $   0.51     $   0.53
 Net realized and unrealized gain (loss) on investments                 0.53        (0.76)       (0.01)        0.48        (0.13)
                                                                    --------     --------     --------     --------     --------
  Total from investment operations                                  $   1.01     $  (0.26)    $   0.49     $   0.99     $   0.40
                                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.49)    $  (0.49)    $  (0.49)    $  (0.51)    $  (0.52)
 In excess of net investment income                                       --           --           --        (0.00)+         --
                                                                    --------     --------     --------     --------     --------
  Total distributions declared to shareholders                      $  (0.49)    $  (0.49)    $  (0.49)    $  (0.51)    $  (0.52)
                                                                    --------     --------     --------     --------     --------
Net asset value - end of period                                     $  11.12     $  10.60     $  11.35     $  11.35     $  10.87
                                                                    --------     --------     --------     --------     --------
Total return                                                           9.82%      (2.30)%        4.43%        9.25%        3.66%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.57%        1.57%        1.64%        1.71%        1.81%
 Net investment income                                                 4.45%        4.64%        4.43%        4.52%        4.81%
Portfolio turnover                                                       22%          35%          28%          24%          33%
Net assets at end of period (000 Omitted)                           $ 30,057     $ 25,743     $ 25,616     $ 18,750     $ 15,204

 [sec] The investment adviser voluntarily waived a portion of its fees for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.46     $   0.48     $   0.49     $   0.50     $   0.52
   Ratios (to average net assets):
    Expenses##                                                         1.77%        1.75%        1.76%        1.81%        1.88%
    Net investment income                                              4.25%        4.46%        4.31%        4.42%        4.74%

 +Per share amount was less than $0.01.

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Florida Municipal Bond Fund (Florida Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a non-diversified series of the MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin accreting market discount on debt securities effective April 1, 2001. Prior to this date, the trust did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended March 31, 2001, the following amounts were reclassified due to differences between book and tax accounting for accrued market discount on disposal of securities:

                            Alabama        Arkansas     California        Florida         Georgia        Maryland      Massachusetts
                               Fund            Fund           Fund           Fund            Fund            Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital            $  23,283     $       --     $   81,756     $   (4,044)     $       --      $       --        $   68,044
Accumulated net
 realized loss on
 investments                (21,190)        (14,246)            --        (34,220)             --         (47,217)           (3,405)
Accumulated undistributed
 (distributions in excess
 of) net investment income   (2,093)         14,246        (81,756)        38,264              --          47,217           (64,639)

These changes had no effect on the net assets or net asset value per share of the funds.

At March 31, 2001, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                            Alabama        Arkansas     California        Florida         Georgia        Maryland      Massachusetts
Expiration Date                Fund            Fund           Fund           Fund            Fund            Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2003             $     --      $       --     $3,034,670     $3,736,603      $       --      $       --        $       --
March 31, 2004                   --       5,966,392        403,290             --         662,131       2,378,293         1,468,435
March 31, 2005                   --         215,971        588,165      1,290,661              --       1,055,172           405,183
March 31, 2006                   --              --             --        781,761              --              --                --
March 31, 2007                   --              --             --             --              --              --           242,062
March 31, 2008              197,883          15,757             --             --              --              --                --
March 31, 2009                   --              --      1,051,481             --         520,864         400,494                --
                           --------      ----------     ----------     ----------      ----------      ----------        ----------
 Total                     $197,883      $6,198,120     $5,077,606     $5,809,025      $1,182,995      $3,833,959        $2,115,680
                           --------      ----------     ----------     ----------      ----------      ----------        ----------

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each fund, which is reflected as a reduction of expenses in the Statement of Operations.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation for the year ended March 31, 2001, is a net periodic pension expense for each fund, as follows:

   Alabama            Arkansas            California            Florida            Georgia           Maryland          Massachusetts
      Fund                Fund                  Fund               Fund               Fund               Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
   $ 5,798             $10,458               $10,694             $5,963             $5,894             $6,216                 $6,219

Administrator - The Trust has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                              0.0175%
          Next $2.5 billion                             0.0130%
          Next $2.5 billion                             0.0005%
          In excess of $7 billion                       0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2001:

   Alabama            Arkansas            California            Florida            Georgia           Maryland          Massachusetts
      Fund                Fund                  Fund               Fund               Fund               Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
   $17,762             $22,875               $42,525            $32,664            $17,096            $34,183                $39,404

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the year ended March 31, 2001, MFD retained the following service fees for accounts not attributable to a securities dealer:

   Alabama            Arkansas            California            Florida            Georgia           Maryland          Massachusetts
      Fund                Fund                  Fund               Fund               Fund               Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
    $7,724              $3,762                $8,621             $   --             $3,210            $16,015                $63,071

During the year ended March 31, 2001, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

   Alabama            Arkansas            California            Florida            Georgia           Maryland          Massachusetts
      Fund                Fund                  Fund               Fund               Fund               Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
     0.25%               0.10%                 0.10%              0.00%              0.25%              0.35%                  0.35%

Payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the trust may determine for the Alabama, Arkansas, California, Florida, and Georgia funds. Payment of the 0.25% per annum Class A service fee by the Florida Fund will commence on such date as the Trustees of the trust may determine. In the case of the Arkansas and California Funds, a portion of the service fee is currently being paid by each fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the trust may determine.

Each fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B service fees during the year ended March 31, 2001 were as follows:

   Alabama            Arkansas            California            Florida            Georgia           Maryland          Massachusetts
      Fund                Fund                  Fund               Fund               Fund               Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
    $  377                 $92                  $943             $   --             $2,408             $1,471                 $2,107

Class B distribution fees during the year ended March 31, 2001 were as follows:

   Alabama            Arkansas            California            Florida            Georgia           Maryland          Massachusetts
      Fund                Fund                  Fund               Fund               Fund               Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
     1.00%               0.87%                 0.87%              0.80%              1.00%              1.00%                  1.00%

MFS retained no service fees with respect to California Class C shares. Fees incurred under the distribution plan for the year ended March 31, 2001 were 1.00% of the fund's average daily net assets attributable to Class C shares of the California Fund on an annualized basis. Except in the case of the 0.25% per annum first year Class B shares service fee, payments by the Florida Fund will be suspended until such date as the Trustees of the trust may determine. In the case of the Arkansas and California funds the Class B shares service fee is 0.25% per annum for the first year and is currently 0.10% per annum on Class B shares held over one year.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2001, for Class A, Class B, and Class C shares, were as follows:

                      Alabama        Arkansas        California        Florida         Georgia         Maryland        Massachusetts
CDSC imposed             Fund            Fund              Fund           Fund            Fund             Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A               $    --         $    --          $  5,758        $    --         $    --          $    --              $ 7,575
Class B                31,899          17,114           158,289         53,143          44,535           55,975               63,600
Class C                    --              --            14,955             --              --               --                   --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 Omitted):

                      Alabama        Arkansas        California        Florida         Georgia         Maryland        Massachusetts
                         Fund            Fund              Fund           Fund            Fund             Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
Purchases             $18,104         $15,546          $170,307        $16,229         $17,675          $19,882              $52,205
Sales                  14,508          14,052            56,879         14,902          14,931           21,096               50,956

The cost and unrealized appreciation or depreciation in value of the investments owned by each fund, as computed on a federal income tax basis, are as follows (000 Omitted):


                                    Alabama       Arkansas     California       Florida      Georgia       Maryland    Massachusetts
                                       Fund           Fund           Fund          Fund         Fund           Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Cost                      $85,343       $113,762       $384,730       $84,463      $64,230       $143,244        $228,643
                                    -------       --------       --------       -------      -------       --------        --------
Gross unrealized appreciation       $ 4,979       $  8,543       $ 25,500       $ 4,605      $ 4,383       $ 10,189        $ 14,846
Gross unrealized depreciation          (187)          (409)        (3,305)         (190)         (81)          (478)         (1,933)
                                    -------       --------       --------       -------      -------       --------        --------
Net unrealized appreciation         $ 4,792       $  8,134       $ 22,195       $ 4,415      $ 4,302       $  9,711        $ 12,913
                                    -------       --------       --------       -------      -------       --------        --------

(5) Shares of Beneficial Interest

The trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:


                                                 Alabama Fund                    Arkansas Fund                  California Fund
Class A Shares                               --------------------             ---------------------           ---------------------
Year Ended March 31, 2001 (000 Omitted)     Shares         Amount             Shares         Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,087       $ 11,214              1,437      $  13,872           20,086      $ 116,086
Shares issued to shareholders in
 reinvestment of distributions                 165          1,681                279          2,732              779          4,390
Shares reacquired                             (774)        (7,890)            (1,552)       (15,155)          (6,111)       (36,746)
                                             -----       --------             ------      ---------           ------      ---------
 Net increase                                  478       $  5,005                164      $   1,449           14,754      $  83,730
                                             -----       --------             ------      ---------           ------      ---------

Year Ended March 31, 2000 (000 Omitted)     Shares         Amount             Shares         Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,105       $ 11,362                588      $   5,723            4,419      $  24,781
Shares issued to shareholders in
 reinvestment of distributions                 219          2,214                278          2,694              853          4,763
Shares reacquired                             (913)        (9,232)            (2,017)       (19,437)          (8,108)       (45,059)
                                             -----       --------             ------      ---------           ------      ---------
 Net increase (decrease)                       411       $  4,344             (1,151)     $ (11,020)          (2,836)     $ (15,515)
                                             -----       --------             ------      ---------            ------      ---------

                                                 Florida Fund                      Georgia Fund                   Maryland Fund
                                            ---------------------             ----------------------          ---------------------
Year Ended March 31, 2001 (000 Omitted)     Shares         Amount             Shares          Amount          Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   1613      $  15,729                557        $  5,918           1,222      $  13,733
Shares issued to shareholders in
 reinvestment of distributions                 124          1,195                118           1,241             267          2,938
Shares reacquired                           (1,791)       (17,404)              (531)         (5,541)         (1,077)       (11,798)
                                            ------      ---------               ----        --------          ------      ---------
 Net increase (decrease)                       (54)     $    (480)               144        $  1,618             412      $   4,873
                                            ------      ---------               ----        --------          ------      ---------

Year Ended March 31, 2000 (000 Omitted)     Shares         Amount             Shares         Amount           Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,923      $  18,244                238        $  2,467             594      $   6,536
Shares issued to shareholders in
 reinvestment of distributions                 142          1,367                130           1,344             279          3,043
Shares reacquired                           (2,970)       (28,138)              (890)         (9,189)         (1,670)       (18,189)
                                            ------      ---------              -----        --------          ------      ---------
 Net decrease                                 (905)     $  (8,527)              (522)       $ (5,378)           (797)     $  (8,610)
                                            ------      ---------              -----        --------          ------      ---------

                                                                                                        Massachusetts Fund
Class A Shares                                                                                        --------------------
Year Ended March 31, 2001 (000 Omitted)                                                               Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                            1,685     $  18,173
Shares issued to shareholders in
 reinvestment of distributions                                                                           444         4,780
Shares reacquired                                                                                     (2,217)      (23,829)
                                                                                                      ------     ---------
 Net decrease                                                                                            (88)    $    (876)
                                                                                                      ------     ---------

Year Ended March 31, 2000 (000 Omitted)                                                               Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                            1,386     $  15,059
Shares issued to shareholders in
 reinvestment of distributions                                                                           490         5,262
Shares reacquired                                                                                     (3,468       (37,122)
                                                                                                     -------     ---------
 Net decrease                                                                                         (1,592     $ (16,801)
                                                                                                     -------     ---------


                                                      Alabama Fund               Arkansas Fund             California Fund
Class B Shares                               ---------------------       ---------------------        --------------------
Year Ended March 31, 2001 (000 Omitted)      Shares         Amount       Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     248       $  2,568          118       $  1,167         4,577     $  26,224
Shares issued to shareholders in
 reinvestment of distributions                   24            243           24            228           224         1,261
Shares reacquired                              (175)        (1,775)        (127)        (1,238)       (1,902)      (11,354)
                                               ----       --------         ----       --------        ------     ---------
 Net increase                                    97       $  1,036           15       $    157         2,899     $  16,131
                                               ----       --------         ----       --------        ------     ---------

Year Ended March 31, 2000 (000 Omitted)      Shares         Amount       Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     259       $  2,682          117       $  1,140         2,882     $  16,250
Shares issued to shareholders in
 reinvestment of distributions                   33            330           23            223           218         1,211
Shares reacquired                              (263)        (2,653)        (227)        (2,199)       (2,588)      (14,343)
                                             ------       --------       ------       --------       -------     ---------
 Net increase (decrease)                         29       $    359          (87)      $   (836)          512     $   3,118
                                             ------       --------       ------       --------       -------     ---------

                                                      Florida Fund                Georgia Fund               Maryland Fund
                                             ---------------------       ---------------------        --------------------
Year Ended March 31, 2001 (000 Omitted)      Shares         Amount       Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     766       $  7,456          436       $  4,609          383      $  4,219
Shares issued to shareholders in
 reinvestment of distributions                   34            333           30            322           63           690
Shares reacquired                              (518)        (4,975)        (301)        (3,208)        (385)       (4,217)
                                               ----       --------         ----       --------         ----      --------
 Net increase                                   282       $  2,814          165       $  1,723           61      $    692
                                               ----       --------         ----       --------         ----      --------

Year Ended March 31, 2000 (000 Omitted)      Shares         Amount       Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     804       $  7,728          432       $  4,486          455      $  4,999
Shares issued to shareholders in
 reinvestment of distributions                   34            322           27            282           66           720
Shares reacquired                              (783)        (7,418)        (355)        (3,636)        (555)       (5,997)
                                             ------       --------       ------       --------       ------      --------
 Net Increase (decrease)                         55       $    632          104       $  1,132          (34)     $   (278)
                                             ------       --------       ------       --------       ------      --------

                                                                                                        Massachusetts Fund
                                                                                                      --------------------
Year Ended March 31, 2001 (000 Omitted)                                                               Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                              677      $  7,325
Shares issued to shareholders in
 reinvestment of distributions                                                                            63           679
Shares reacquired                                                                                       (464)       (4,996)
                                                                                                        ----      --------
 Net increase                                                                                            276      $  3,008
                                                                                                        ----      --------

Year Ended March 31, 2000 (000 Omitted)                                                               Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                              653      $  7,062
Shares issued to shareholders in
 reinvestment of distributions                                                                            64           684
Shares reacquired                                                                                       (545)       (5,828)
                                                                                                      ------      --------
 Net Increase                                                                                            172      $  1,918
                                                                                                      ------      --------

                                                               California Fund
Class C Shares                                           ---------------------
Year Ended March 31, 2001 (000 Omitted)                  Shares         Amount
------------------------------------------------------------------------------
Shares sold                                              11,965      $  68,456
Shares issued to shareholders in
 reinvestment of distributions                              110            616
Shares reacquired                                        (8,302)       (47,678)
                                                         ------      ---------
 Net increase                                             3,773      $  21,394
                                                         ------      ---------

Year Ended March 31, 2000 (000 Omitted)                  Shares         Amount
------------------------------------------------------------------------------
Shares sold                                                 990      $   5,521
Shares issued to shareholders in
 reinvestment of distributions                               41            227
Shares reacquired                                          (859)        (4,749)
                                                        -------      ---------
Net increase                                                172      $     999
                                                        -------      ---------

(6) Line of Credit

The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the funds for the year ended March 31, 2001, ranged from $741 to $2,265.

(7) Financial Instruments

Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                         Unrealized
                                                                                        Appreciation
Fund                    Description         Expiration       Contracts    Position     (Depreciation)
-----------------------------------------------------------------------------------------------------
Arkansas Fund       Municipal Bond Index     June 2001           55         Long          $ 37,211
California Fund     Municipal Bond Index     June 2001          161         Long          $    438
Florida Fund        Municipal Bond Index     June 2001           17         Long          $  5,844
Maryland Fund       Municipal Bond Index     June 2001           20         Long          $ (9,001)

At March 31, 2001, the funds had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities

Each fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2001, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

Fund                 Description
------------------------------------------------------------------------------------------------------
Alabama Fund         Guam Power Authority Rev., RITES AMBAC, 6.438s, 2013
                     Guam Power Authority Rev., RITES AMBAC, 5.938s, 2018
                     Puerto Rico Municipal Finance Agency, RITES, 6.887s, 2017
                     Puerto Rico Public Finance Corp., RITES, 6.665s, 2013
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s, 2016

Arkansas Fund        Arkansas Development Finance Authority, Local Government Rev., 7.1s, 2008
                     Commonwealth of Puerto Rico, 7.438s, 2020
                     Commonwealth of Puerto Rico, 6.938s, 2019
                     Puerto Rico Municipal Finance Agency, 6.887s, 2017
                     Puerto Rico Municipal Finance Agency, 6.887s, 2018

California Fund      Los Angeles, CA, RITES, 6.415s, 2014
                     State of California, RITES, 5.415s, 2015
                     State of California, RITES, 7.3s, 2017
                     University of California Rev., RITES, MBIA, 6.165s, 2016

Florida Fund         Commonwealth of Puerto Rico, RITES, 7.438s, 2019
                     State of Florida, RITES, 5.627s, 2017

Georgia Fund         Atlanta, GA, Water & Wastewater Rev., RITES, 7.449s, 2016
                     Puerto Rico, Municipal Finance Agency, RITES, 9.278s, 2016

Maryland Fund        Guam Power Authority Rev., RITES, AMBAC, 6.438s, 2015
                     Puerto Rico Electric Power Authority, Power Rev., RITES, FSA, 6.403s, 2015
                     Puerto Rico Municipal Finance Agency, FSA, 6.887s, 2019
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s, 2013
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s, 2016

Massachusetts Fund   Dudley-Charleton, MA, Regional School District, RITES, FGIC, 7.117s, 2015
                     Dudley-Charleton, MA, Regional School District, RITES, FGIC, 7.117s, 2016
                     Dudley-Charleton, MA, Regional School District, RITES, FGIC, 7.117s, 2018
                     Massachusetts Water Resources Authority, RITES, FGIC, 9.469s, 2019
                     Massachusetts Bay Transit Authority, RITES, Pennsylvania 675A, 9.037s, 2016
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.028s, 2016

                        Date of     Share/Par
Fund                Acquisition        Amount          Cost          Value
--------------------------------------------------------------------------
Alabama Fund            5/20/99       500,000    $  531,830    $   563,320
                        5/20/99     4,500,000     4,379,301      4,576,770
                         1/6/00       500,000       469,377        559,350
                        9/30/99       500,000       508,404        601,650
                        3/31/99       500,000       563,391        590,620
                                                               -----------
                                                               $ 6,891,710
                                                               -----------

Arkansas Fund           2/14/92       270,000    $  275,348    $   279,223
                        3/30/00     3,000,000     3,062,318      3,427,320
                        10/5/00     1,250,000     1,281,506      1,402,500
                         1/6/00       735,000       690,130        822,244
                         1/6/00     3,250,000     3,009,956      3,603,600
                                                               -----------
                                                               $ 9,534,887
                                                               -----------

California Fund         7/20/99     5,405,000    $5,651,473    $ 6,257,260
                        3/10/99     5,000,000     4,922,400      5,094,700
                         1/3/00     1,250,000     1,230,275      1,448,375
                        5/21/99     5,705,000     5,779,266      6,023,909
                                                               -----------
                                                               $18,824,244
                                                               -----------

Florida Fund             4/6/00     1,000,000    $1,027,982    $ 1,145,540
                        4/22/99     3,000,000     3,040,853      3,018,480
                                                               -----------
                                                               $ 4,164,020
                                                               -----------

Georgia Fund             4/9/99     4,000,000    $4,616,026    $ 4,663,200
                         1/6/00       500,000       518,272        613,940
                                                               -----------
                                                               $ 5,277,140
                                                               -----------

Maryland Fund           5/20/99     1,680,000    $1,751,739    $ 1,836,979
                        9/16/99     1,400,000     1,367,100      1,529,752
                         1/6/00     1,000,000       906,188      1,098,940
                        9/30/99       500,000       508,404        601,650
                        3/31/99     1,520,000     1,712,658      1,795,485
                                                               -----------
                                                               $ 6,862,806
                                                               -----------

Massachusetts Fund      4/28/99     1,365,000    $1,490,039    $ 1,536,089
                        4/28/99     1,430,000     1,548,576      1,595,708
                        4/28/99     1,565,000     1,679,971      1,713,237
                        3/23/00     4,010,000     4,718,870      5,526,261
                        4/19/00     4,835,000     5,459,193      6,352,126
                        3/31/99     2,500,000     2,816,954      2,953,100
                                                               -----------
                                                               $19,676,521
                                                               -----------

At March 31, 2001, restricted securities constituted the following percentages of each fund's net assets:

    Alabama     Arkansas     California     Florida     Georgia     Maryland    Massachusetts
       Fund         Fund           Fund        Fund        Fund         Fund             Fund
---------------------------------------------------------------------------------------------
       7.3%         7.7%           4.6%        4.6%        7.6%         4.5%             8.0%

(9) Acquisitions

At close of business on March 9, 2001, the California Fund acquired all of the assets and liabilities of the PaineWebber California Tax-Free Income Fund (PaineWebber Fund). The acquisition was accomplished by a tax-free exchange of 16,636,661, 1,666,354 and 2,728,400 shares of Class A, Class B and Class C of the fund valued at $96,710,200, $9,573,979 and $15,752,210, respectively for all of the assets and liabilities of the PaineWebber Fund. The California Fund then converted and distributed those shares to the previous PaineWebber shareholders. The PaineWebber Fund's net assets on that date amounted to $122,036,389, including $3,313,555 of unrealized appreciation, which were combined with those of the California Fund. The aggregate net assets of the California Fund after the acquisition were $408,124,745.

Independent Auditors' Report

To the Trustees of MFS Municipal Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP



Boston, Massachusetts
May 10, 2001

Federal Tax Information

In January 2002, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2001.

For federal income tax purposes, approximately 99% of the total dividends paid by each fund from net investment income during the year ended March 31, 2001 is designated as an exempt-interest dividend.

                      Avoid A Paper Jam --
                      Sign Up for eDelivery

Reduce the piles of paper in your home while keeping up with the latest developments in your investment portfolio. With MFS' eDelivery service, you can receive e-mail notification whenever your latest MFS fund prospectuses, prospectus supplements, and shareholder reports are available.

These e-mails will contain links that will allow you to immediately download a file of the new report or prospectus, which can then be printed or simply reviewed right from your computer screen. The best part? Once you sign up for eDelivery, printed versions of these pieces will no longer be mailed to your home.

MFS eDelivery is available to shareholders who use MFS[RegTM] Access*, the service that lets shareholders review their account information and request transactions online.

To sign up for eDelivery, visit MFS Account Access at www.mfs.com.

















*MFS Access cannot be used for certain retirement plans. Account access to MFS-sponsored 401(k) plans, profit sharing plans, money purchase pension plans, and 403(b) plans is available through MFS[RegTM] Retirement Access.

                       Want to give a gift that won't get
                          lost, broken, or forgotten?


                      [GRAPHIC OF MAN AND WOMEN WITH GIFT]


Then consider giving shares of a mutual fund.

Mutual fund shares make a unique gift to celebrate a birthday, graduation, wedding, retirement, or any other special occasion. MFS offers a special kit for those who wish to give shares of an MFS mutual fund.

What's in the kit

o a certificate you can send to the recipient to commemorate your gift

o the paperwork you must complete to purchase shares, open an account, or transfer shares on the recipient's behalf

o an MFS "ABCs of Investing" brochure that examines the potential benefits of gifting -- for the recipient and the giver

How to obtain the kit

o Contract your investment professional, or

o Call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. ET





For a prospectus on any MFS product, call your investment professional or MFS.

MFS Family of Funds[RegTM]

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals. For assistance in determining financial needs and goals, you should consult an investment professional.

                       HIGHER RISK/HIGHER REWARD POTENTIAL

BOND FUNDS

MFS[RegTM] Global Governments Fund
MFS[RegTM] High Yield Opportunities Fund
MFS[RegTM] High Income Fund
MFS[RegTM] Municipal High Income Fund
MFS[RegTM] Strategic Income Fund
MFS[RegTM] Municipal State Funds
  AL, AR, CA, FL, GA, MD, MA, MS,
  NY, NC, PA, SC, TN, VA, WV
MFS[RegTM] Municipal Income Fund
MFS[RegTM] Bond Fund
MFS[RegTM] Research Bond Fund
MFS[RegTM] Municipal Bond Fund
MFS[RegTM] Government Securities Fund
MFS[RegTM] Government Mortgage Fund
MFS[RegTM] Municipal Limited Maturity Fund
MFS[RegTM] Limited Maturity Fund
MFS[RegTM] Government Limited Maturity Fund

STOCK FUNDS

MFS[RegTM] Technology Fund
MFS[RegTM] Emerging Markets Equity Fund
MFS[RegTM] Global Telecommunications Fund
MFS[RegTM] International New Discovery Fund(2)
MFS[RegTM] Managed Sectors Fund
MFS[RegTM] New Discovery Fund(3)
MFS[RegTM] Emerging Growth Fund
MFS[RegTM] Mid Cap Growth Fund
MFS[RegTM] International Growth Fund
MFS[RegTM] Research International Fund
MFS[RegTM] Global Growth Fund
MFS[RegTM] Strategic Growth Fund
MFS[RegTM] Core Growth Fund
MFS[RegTM] Research Fund
MFS[RegTM] International Investors Trust(4)
MFS[RegTM] Global Equity Fund
MFS[RegTM] Capital Opportunities Fund
Massachusetts Investors Growth Stock Fund
MFS[RegTM] Growth Opportunities Fund
MFS[RegTM] Large Cap Growth Fund
MFS[RegTM] Union Standard[RegTM] Equity Fund
MFS[RegTM] Research Growth and Income Fund
Massachusetts Investors Trust
MFS[RegTM] Strategic Value Fund
MFS[RegTM] Value Fund(5)
MFS[RegTM] Utilities Fund
MFS[RegTM] Global Total Return Fund
MFS[RegTM] Total Return Fund
MFS[RegTM] Global Asset Allocation Fund


                        LOWER RISK/LOWER REWARD POTENTIAL


(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) Prior to September 29, 2000, MFS[RegTM] International New Discovery Fund was known as MFS[RegTM] International Opportunities Fund.

(3) Effective April 14, 2000, the fund is no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a) or 403(b), or 529 of the Internal Revenue Code of 1996, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

(4) Prior to January 1, 2001, MFS[RegTM] International Investors trust was known as MFS[RegTM] International Growth and Income Fund.

(5) Prior to January 1, 2001, MFS[RegTM] Value Fund was known as MFS[RegTM] Equity Income Fund.

MFS[RegTM] Municipal Series Trust

Trustees

Marshall N. Cohan+ - Private Investor

Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill+ - Private Investor

Walter E. Robb, III+ - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management

J. Dale Sherratt+ - President, Insight
Resources, Inc. (acquisition planning specialist)

Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)


Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741


Distributor

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741


Chairman and President

Jeffrey L. Shames*


Portfolio Managers

Michael L. Dawson*
Geoffrey L. Schechter*


Treasurer

James O. Yost*


Assistant Treasurers

Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


Secretary

Stephen E. Cavan*


Assistant Secretary

James R. Bordewick, Jr.*


Custodian

State Street Bank and Trust Company


Auditors

Deloitte & Touche LLP


Investor Information

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


Investor Service

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, exchanges, or stock and bond outlooks, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime
from a touch-tone telephone.


World Wide Web

www.mfs.com


+Independent Trustee
*MFS Investment Management

[BACKCOVER]


MFS[RegTM] Municipal                                             --------------
Series Trust                                                       Bulk Rate
                                                                  U.S. Postage
MFS[RegTM] Alabama Municipal Bond Fund                                Paid
MFS[RegTM] Arkansas Municipal Bond Fund                                MFS
MFS[RegTM] California Municipal Bond Fund                        --------------
MFS[RegTM] Florida Municipal Bond Fund
MFS[RegTM] Georgia Municipal Bond Fund
MFS[RegTM] Maryland Municipal Bond Fund
MFS[RegTM] Massachusetts Municipal Bond Fund

[MFS LOGO]
INVESTMENT MANAGEMENT

 500 Boylston Street
Boston, MA 02116-3741



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(C)2001 MFS Investment Management.[RegTM]
MFS[RegTM] investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 MST-2A-5/01/47M